SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
(Amendment No. )

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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

Express Scripts, Inc.

(Name of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement. If other than the Registrant)

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PRELIMINARY COPY

EXPRESS SCRIPTS, INC.
13900 Riverport Drive
Maryland Heights, Missouri 63043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 24, 2006

The 2006 Annual Meeting of Stockholders of EXPRESS SCRIPTS, INC., a Delaware corporation (the “Company”), will be held at the principal executive offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, on Wednesday, May 24, 2006, at 9:30 a.m. Central Time (the “meeting”), to consider and act upon the following matters:

1.	to elect eleven (11) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

2.
to approve and ratify an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 275,000,000 shares to 650,000,000 shares;

3.	to approve and ratify the Express Scripts, Inc. 2000 Long Term Incentive Plan, as amended;

4.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the Company’s current fiscal year; and

5.	to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 31, 2006, are entitled to notice of and to vote at the meeting. At least ten days prior to the meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Secretary of the Company at 13900 Riverport Drive, Maryland Heights, Missouri 63043. As a stockholder of record, you are cordially invited to attend the meeting in person. Regardless of whether you expect to be present at the meeting, please either complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope, or vote electronically via the Internet or telephone as described in greater detail in the proxy statement. Returning the enclosed proxy, or voting electronically or telephonically, will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors

Thomas M. Boudreau
Senior Vice President, General Counsel
and Secretary
13900 Riverport Drive
Maryland Heights, Missouri 63043
April ___, 2006

Even though you may plan to attend the meeting in person, please vote by telephone or the Internet, or execute the enclosed proxy card and mail it promptly. A return envelope (which requires no postage if mailed in the United States) is enclosed for your convenience. Telephone and Internet voting information is provided on your proxy card. Should you attend the meeting in person, you may revoke your proxy and vote in person.

Table of Contents
Page
Proxy Statement ....................................................................................................................................................................
About the Meeting ..............................................................................................................................................................
Voting Securities ..................................................................................................................................................................
Security Ownership of Certain Beneficial Owners and Management ..........................................................................
Item I - Election of Directors ...............................................................................................................................................
The Board of Directors and its Committees .............................................................................................................
Report of the Audit Committee ..................................................................................................................................
Directors’ Compensation ............................................................................................................................................
Report of the Compensation and Development Committee on Executive Compensation ................................
Compensation Committee Interlocks and Insider Participation ............................................................................
Performance Graph .......................................................................................................................................................
Executive Compensation .............................................................................................................................................
Section 16(a) Beneficial Ownership Reporting Compliance ...................................................................................
Certain Relationships and Related Party Transactions ..........................................................................................
Item II -Approval and Ratification of an Amendment to the Company’s Amended and Restated Certificate of
Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock ...........................
Item III -Approval and Ratification of the Express Scripts, Inc. 2000 Long Term Incentive Plan,
as amended ...........................................................................................................................................................................
Item IV -Ratification of Appointment of Independent Registered Public Accountants ...........................................
Stockholder Proposals ........................................................................................................................................................
Code of Ethics ......................................................................................................................................................................
Other Matters .......................................................................................................................................................................
Online Delivery of Documents ..........................................................................................................................................
Householding of Proxy Materials .....................................................................................................................................
Solicitation of Proxies .........................................................................................................................................................
Exhibit A - Third Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan ...................................

PRELIMINARY COPY

EXPRESS SCRIPTS, INC.
13900 Riverport Drive
Maryland Heights, Missouri 63043

------------------

2006 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

------------------

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Express Scripts, Inc., a Delaware corporation (the “Company”), to be voted at the 2006 Annual Meeting of Stockholders of the Company (the “annual meeting” or the “meeting”) and any adjournment or postponement of the meeting. The meeting will be held at the principal executive offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, on Wednesday, May 24, 2006, at 9:30 a.m. Central Time, for the purposes contained in the accompanying Notice of Annual Meeting of Stockholders and in this proxy statement. This proxy statement and the accompanying proxy will be first sent or given to stockholders on or about April ___, 2006.

ABOUT THE MEETING

Why did I receive this Proxy Statement?

Because you were a stockholder of the Company as of March 31, 2006 (the “Record Date”) and are entitled to vote at the annual meeting, the Board of Directors is soliciting your proxy to vote at the meeting.

This proxy statement summarizes the information you need to know to vote at the meeting. This proxy statement and form of proxy were first mailed to stockholders on or about April ___, 2006.

What am I voting on?

You are voting on four items:

1.  Election of directors (see page ___);

2.  Approval and ratification of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 275,000,000 shares to 650,000,000 shares (see page ___);

3.  Approval and ratification of the Express Scripts, Inc. 2000 Long Term Incentive Plan, as amended (the “2000 LTIP”) (see page ___);

4.  Ratification of PricewaterhouseCoopers LLP as independent registered public accountants for 2006 (see page ___).

How do I vote?

Stockholders of Record: If you are a stockholder of record, there are four ways to vote:

•	by toll-free telephone at 1-800-PROXIES (1-800-776-9437)
•	by Internet at www.voteproxy.com
•	by completing and returning your proxy card
•	by written ballot at the meeting

Street Name Holders:  Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.” If your shares are held in street name you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board Of Directors?

The Board recommends the following votes:

1.  FOR each of the nominees as directors;

2.  FOR the approval and ratification of an amendment to the Company’s Amended and Restated Certificate of Incorporation which would increase the number of authorized shares of the Company’s common stock from 275,000,000 shares to 650,000,000 shares;

3.  FOR the approval and ratification of the 2000 LTIP, as amended; and

4.  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for 2006.

Unless you give instructions on your proxy card, the persons named as proxy holders will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to George Paz and David Lowenberg to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will have one vote for every share of Express Scripts common stock you owned on the Record Date.

How many votes can be cast by all stockholders?

147,028,330, consisting of one vote for each share of Express Scripts common stock outstanding on the Record Date. There is no cumulative voting.

How Many Votes Must Be Present To Hold The Meeting?

The holders of a majority of the aggregate voting power of the Express Scripts’ common stock outstanding on the Record Date, or 73,514,166 votes, must be present in person, or by proxy, at the meeting in order to constitute a quorum necessary to conduct the meeting.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals, because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

In the election of directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For the proposal to approve and ratify the Amendment to the Company’s Amended and Restated Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the meeting will be required for approval. Accordingly, abstentions and broker non-votes will have the effect of votes against this proposal.

For the proposals to approve and ratify the 2000 LTIP, as amended, and to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. An abstention with respect to this proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Can I change my vote or revoke my proxy?

Yes. Just send in a new proxy card with a later date, or cast a new vote by telephone or Internet, or send a written notice of revocation to the Company’s Corporate Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

How can I access Express Scripts’ proxy materials and annual report electronically?

This proxy statement and the 2005 annual report are available in the Investor Information section of our website at www.express-scripts.com. Information on our website does not constitute part of this proxy statement. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail by registering at our website. By electing to receive these materials electronically, you can save the Company the cost of producing and mailing these documents.

Who can attend the annual meeting?

Any Express Scripts stockholder as of March 31, 2006 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

If you return a proxy card without indicating your vote, your shares will be voted as follows: (i) for the nominees for director named in this proxy statement; (ii) for the approval and ratification of the amendment to the Company’s Amended and Restated Certificate of Incorporation which would increase the number of authorized shares of the Company’s common stock from 275,000,000 shares to 650,000,000 shares; (iii) for the approval and ratification of the 2000 LTIP, as amended; (iv) for ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for the Company for 2006; and (v) in accordance with the recommendation of management on any other matter that may properly be brought before the meeting and any adjournment or postponement of the meeting.

VOTING SECURITIES

On the Record Date there were 147,028,330 outstanding shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”). Unless otherwise provided, all references to shares of Common Stock in this proxy statement have been adjusted to reflect all of the Company’s previous stock splits, including the two separate two-for-one stock splits effective June 24, 2005 and June 22, 2001, respectively, each of which was effected in the form of a stock dividend of one share for each outstanding share to holders of record.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains certain information regarding the beneficial ownership of the Company's Common Stock as of March 15, 2006 (unless otherwise noted) by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each current or former executive officer of the Company named in the Summary Compensation Table on page __ (the “Named Officers”), and (iv) all current executive officers and directors of the Company as a group. The table includes shares that may be acquired on March 15, 2006, or within 60 days of March 15, 2006, upon the exercise of stock options by employees or outside directors. Unless otherwise indicated, each of the persons or entities listed below exercises sole voting and investment power over the shares that each of them beneficially owns.

Shares Beneficially Owned

Name and Address	Number	Percent of Class (1)
Barrett A. Toan (2) ....................................................	779,977	*
George Paz (3) ............................................................	493,791	*
Gary G. Benanav (4) ..................................................	17,206	*
Frank J. Borelli (5) ......................................................	97,440	*
Maura C. Breen (6) ....................................................	3,000	*
Nicholas J. LaHowchic (7) .......................................	2,000	*
Thomas P. Mac Mahon (8) ......................................	24,000	*
John O. Parker, Jr. (9) ................................................	35,354	*
Samuel K. Skinner (10) ..............................................	10,000	*
Seymour Sternberg (11) ............................................	40,781	*
Howard L. Waltman (12) ..........................................	110,000	*
David A. Lowenberg (13) .........................................	181,517	*
Thomas M. Boudreau (14) .......................................	114,015	*
Edward Stiften (15) ....................................................	56,667	*
Patrick McNamee (16) ...............................................	12,930	*
Directors and Executive Officers as a Group (23 persons)(17) ..................	2,390,350	1.63%
New York Life Insurance Company; NYLIFE, LLC (18) ......................................................	24,000,460	16.33%
Capital Research and Management Company (19) ...............................................................................	11,610,490	7.90%

* Indicates less than 1%

(1)	Percentages based on 146,929,621 shares of Common Stock issued and outstanding on March 15, 2006.
(2)
Consists of options for 624,600 shares granted under the Company’s Amended and Restated 1992 and 1994 Stock Option Plans, and the 2000 LTIP  (collectively, the “Employee Stock Option Plans”) (See “Executive Compensation — Employment Agreements” for a description of the terms of his employment agreement with the Company governing his options), 108,824 shares owned by Mr. Toan, and 46,553 phantom shares representing fully-vested investments in the Company Stock Fund under the Company’s Executive Deferred Compensation Plan (the “EDCP”).

(3)
Consists of options for 378,043 shares granted under the Employee Stock Option Plans, 51,262 shares owned by Mr. Paz, 52,357 restricted shares awarded under the 2000 LTIP, and 12,129 phantom shares representing fully-vested investments in the Company Stock Fund under the EDCP. Excluded are 2,889 phantom shares representing unvested investments in the Company Stock Fund under the EDCP.

(4)	Consists of options for 13,206 shares granted under the 2000 LTIP and 4,000 shares owned by a trust established by Mr. Benanav.
(5)	Consists of options for 96,000 shares granted under the 2000 LTIP and 1,440 shares held in trusts for family members.
(6)	Consists of 3,000 shares granted under the 2000 LTIP.
(7)	Consists of 2,000 shares owned by Mr. LaHowchic.
(8)	Consists of options for 24,000 shares granted under the 2000 LTIP.
(9)	Consists of options for 35,354 shares granted under the 2000 LTIP.
(10)	Consists of options for 10,000 shares, granted under the 2000 LTIP.
(11)
Consists of options for 33,206 shares granted under the 2000 LTIP, and 7,575 shares owned by Mr. Sternberg, but excludes 1,440 shares held by Mr. Sternberg's son as to which shares Mr. Sternberg disclaims beneficial ownership.

(12)
Consists of options for 106,000 shares granted under the Amended and Restated 1992 Stock Option Plan for Outside Directors (the “Outside Directors Plan”), and the 2000 LTIP, and 4,000 shares owned by Mr. Waltman.

(13)
Consists of options for 63,996 shares granted under the Employee Stock Option Plans, 67,910 shares owned by Mr. Lowenberg, 34,617 restricted shares awarded under the 2000 LTIP, and 14,994 phantom shares representing fully-vested investments in the Company Stock Fund under the EDCP. Excluded are 700 shares held by Mr. Lowenberg’s minor children, as to which Mr. Lowenberg disclaims beneficial ownership.

(14)
Consists of options for 40,556 shares granted under the Employee Stock Option Plans, 44,710 shares owned by Mr. Boudreau, 17,933 restricted shares awarded under the 2000 LTIP, and 10,816 phantom shares representing fully-vested investments in the Company Stock Fund under the EDCP. Excluded are 400 shares held by Mr. Boudreau’s spouse, as to which Mr. Boudreau disclaims beneficial ownership, and 568 phantom shares representing unvested investments in the Company Stock Fund under the EDCP.

(15)
Consists of options for 15,036 shares granted under the 2000 LTIP, 10,437 shares owned by Mr. Stiften, 31,194 restricted shares awarded under the 2000 LTIP. Excluded are 283 phantom shares representing unvested investments in the Company Stock Fund under the EDCP.

(16)
Consists of options for 7,668 shares granted under the 2000 LTIP, and 5,262 restricted shares awarded under the 2000 LTIP. Excluded are 51 phantom shares representing unvested investments in the Company Stock Fund under the EDCP.

(17)
Consists of options for 1,657,995 shares granted under the Outside Directors Plan and the Employee Stock Option Plans, 375,399 shares owned by directors and officers as a group, 260,431 restricted shares awarded under the 2000 LTIP, and 96,525 phantom shares representing fully-vested investments in the Company Stock Fund under the EDCP. Excluded are 20,507 phantom shares representing unvested investments in the Company Stock Fund under the EDCP.

(18)
The information with respect to the beneficial ownership of these shares as of December 31, 2005 has been obtained from a copy of an Amendment No. 6 to Schedule 13G filed February 10, 2006. Such filing reports that the beneficial owner, New York Life Insurance Company (“New York Life”) shares voting power with respect to all of the shares reported, but has sole dispositive power as to all of the shares reported, and that NYLIFE, LLC (“NYLife”), a subsidiary of New York Life, owns 9,000,000 of such shares. As described further in “Certain Relationships and Related Party Transactions - Relationship with New York Life” beginning on page ___, in August 2001, NYLife entered into a ten-year forward sale contract with respect to 9,000,000 of the shares of Common Stock, and, in April 2003 New York Life entered into a five-year forward sale contract with respect to 11,000,000 of the shares of Common Stock. Absent the occurrence of certain accelerating events, New York Life or NYLife, as applicable, retains the right to vote the shares subject to such forward sale contracts, but is subject to restrictions on the transfer of such shares. The address for New York Life and NYLife is 51 Madison Avenue, New York, NY 10010. Mr. Sternberg, a director of the Company, is also a director and holds various executive positions with New York Life, as described herein, and Mr. Benanav, a director of the Company, was also a director and held various executive positions with New York Life, as described herein, prior to his retirement from New York Life in March, 2005. Mr. Sternberg and Mr. Benanav have both disclaimed beneficial ownership of the Company's Common Stock owned by New York Life or its subsidiaries.

(19)
This information is based on an Amendment No. 3 to Schedule 13G, filed on January 10, 2006 by Capital Research and Management Company (“CRMC”) on behalf of itself and The Growth Fund of America (“GFA”), which indicated that (a) CRMC has sole dispositive power with respect to 11,610,490 shares, with respect to all of which CRMC disclaims beneficial ownership, and (b) GFA has sole voting power with respect to 6,391,591 shares. GFA is an investment company which is advised by CRMC. The address for CRMC is 333 South Hope Street, Los Angeles, CA 90071.

Equity Compensation Plans

The following table summarizes information as of December 31, 2005 relating to the Company’s equity compensation plans under which equity securities are authorized for issuance.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average of outstanding options, warrants, rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	6,403,779 (3)	$28.21 (4)	9,468,296 (1)(2)
Equity Compensation Plans not approved by security holders	0	--	0
Total	6,403,779 (3)	$28.21 (4)	9,468,296 (1)(2)

(1)
The number of shares available for distribution under the 2000 LTIP is increased by any shares made available as a result of forfeitures of awards made under the 2000 LTIP, or any of the Company’s Amended and Restated 1992 Stock Option Plan, Amended and Restated 1994 Stock Option Plan or Amended and Restated 1992 Stock Option Plan for Outside Directors.

(2)
Includes 7,727,259 shares remaining available for future issuance under the 2000 LTIP. The 2000 LTIP provides for the issuance of restricted stock awards and a portion of these remaining shares will likely be issued as restricted stock awards.

(3)	Includes shares which were issued under the Employee Stock Purchase Plan for the month of January 2006. Does not include restricted stock awarded.
(4)	Shares allocated to the EDCP and shares which were issued for the month of January 2006 under the Employee Stock Purchase Plan are not included in the weighted average computation.

I. ELECTION OF DIRECTORS

The current term of office of all of the Company’s directors expires at the meeting or when their successors are duly elected and qualified. The Corporate Governance Committee of the Board has nominated eleven (11) of the Company’s current directors to be re-elected to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Unless otherwise specified, all proxies will be voted in favor of the eleven nominees listed below for election as directors of the Company.

The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election on the date of the meeting or will not serve. If a vacancy occurs among the original nominees prior to the meeting, the proxies will be voted for a substitute nominee named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote at the meeting. The Board of Directors has determined that, in its judgment, with the exception of Mr. Paz, who is also an executive officer of the Company, and Mr. Toan who retired as an executive officer of the Company in March 2005, all of the members of the Board of Directors are independent, as defined by the listing standards of The Nasdaq Stock Market, as of the date of this Proxy Statement.

The Company and New York Life are parties to a Stockholder and Registration Rights Agreement which, among other things, requires New York Life and its subsidiaries to vote their shares for election of the eleven nominees, and gives New York Life the right to nominate one candidate for election to the Board, each subject to certain conditions as described in “Certain Relationships and Related Party Transactions - Relationship with New York Life - Stockholder and Registration Rights Agreement” beginning on page ___. Mr. Sternberg has been nominated by New York Life. Mr. Benanav has been nominated by the Company; previously, when New York Life was entitled to nominate two directors it had nominated both Mr. Sternberg and Mr. Benanav.

The following information is furnished as of March 1, 2006, for each of the nominees for the Board of Directors:

Name, Position and Principal Occupation

Gary G. Benanav, 60, was elected a director of the Company in January 2000. Mr. Benanav served as Vice Chairman and a Director of New York Life Insurance Company, a life insurance and financial services company, from November 1999 until his retirement in March 2005. Mr. Benanav also served as Chairman and Chief Executive Officer of New York Life International from December 1997 until his retirement in March 2006. He was Executive Vice President of New York Life from December 1997 until November 1999. He is also a director of Barnes Group, Inc.

Frank J. Borelli, 70, was elected a director of the Company in January 2000. Mr. Borelli has been a Senior Advisor to Stone Point Capital, an investment management company and formerly a wholly owned subsidiary of Marsh & McLennan Companies, Inc (“M&MC”), since his retirement from M&MC in January 2001. Prior thereto, he was Senior Vice President of M&MC from April to December 2000. He is also a director and Audit Committee Chairman of Genworth Financial, Inc. and is Presiding Director of the Interpublic Group of Companies.

Maura C. Breen, 50, was elected a director of the Company in July 2004. Ms. Breen is Senior Vice President and General Manager for the New York Region for Verizon Communications, Inc., a provider of communications services ("Verizon"), a post she was appointed to on March 17, 2006.  Prior, Ms. Breen was Senior Vice President/Support Services, Network Services Group for Verizon since December 2003. Ms. Breen also served as Senior Vice President & Chief Marketing Officer, Retail Market Groups for Verizon from July 2001 through December 2003, and as Group Vice President, Verizon Long Distance from April 1999 through July 2001.

Nicholas J. LaHowchic, 58, was elected a director of the Company in July 2001. Mr. LaHowchic has served as President and Chief Executive Officer of Limited Logistics Services, Inc. (“LLS”), since October 1997, and as Executive Vice President for Limited Brands, Inc., a retail apparel company and the parent of LLS, since April 2004. LLS provides supply chain, compliance and procurement services to retailers including Limited Brands, Inc.

Thomas P. Mac Mahon, 59, was elected a director of the Company in March 2001. Mr. Mac Mahon has served as President and Chief Executive Officer and a member of the Executive and Management Committees of Laboratory Corporation of America Holdings (“LabCorp”), the second largest independent clinical laboratory company in the U.S., since January 1997. Mr. Mac Mahon has been a director of LabCorp since April 1995, serving as Chairman of the Board since April 1996.

John O. Parker, Jr., 61, was elected a director of the Company in July 2001. Mr. Parker has served as a Venture Partner with Rho Ventures LLC, a venture capital firm, since January 2002. Mr. Parker was a General Partner of Care Capital, LLC, a venture capital firm, from October 2000 to December 2001.

George Paz, 50, was elected a director of the Company in January 2004. Mr. Paz was first elected President of the Company in October 2003 and also assumed the role Chief Executive Officer of the Company on April 1, 2005. Mr. Paz joined the Company and was elected Senior Vice President and Chief Financial Officer in January 1998 and continued to serve as the Company’s Chief Financial Officer of the Company following his election to the office of President until his successor joined the Company in April 2004.

Samuel K. Skinner, 67, was elected a director of the Company in February 2004. Mr. Skinner has been of counsel with the law firm of Greenberg Traurig, LLP since 2004. Mr. Skinner previously served as President, Chief Executive Officer and a director of USF Corporation (formerly USFreightways Corporation) (“USF”), a transportation, freight forwarding and supply chain management company from 2000 until his retirement in 2003. Mr. Skinner was also Chairman of the Board of USF from 2001 until his retirement. Mr. Skinner is also a director of Navigant Consulting, Inc., Midwest Air Group, Inc., Click Commerce, Inc., DiamondCluster International, Inc., Dade Behring Holdings, Inc., and the Chicago Board Options Exchange.

Seymour Sternberg, 62, was elected a director of the Company in March 1992. Mr. Sternberg currently is the Chairman of the Board and Chief Executive Officer of New York Life, and has served in this capacity since April 1997. From October 1995 until October 2002, he was the President of New York Life, and from October 1995 until March 1997 he also held the position of Chief Operating Officer of New York Life. Mr. Sternberg is also a director of CIT Group, Inc., and is a director/manager of various New York Life subsidiaries.

Barrett A. Toan, 58, was first elected a director of the Company in October 1990 and has served as Chairman of the Board since November 2000. Mr. Toan was the Company’s Chief Executive Officer from March 1992 until his retirement in March 2005. Mr. Toan was an executive employee of the Company from May 1989 until his retirement and served as President of the Company from October 1990 to April 2002. Mr. Toan is also a director of Sigma-Aldrich Corporation, a specialty chemical company.

Howard L. Waltman, 73, has been a director of the Company since its inception in September 1986, and served as Chairman of the Board of the Company from March 1992 until November 2000. Mr. Waltman is also a director of Infocrossing, Inc. and Emergent Group, Inc.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed above.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Company’s Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management.

The Company has adopted Corporate Governance Guidelines to outline the Company’s corporate governance structure and address significant corporate governance issues. Copies of these Guidelines as well as the Charters for each of the Board’s committees can be found in the Corporate Governance page in the Investor Information section of the Company’s website at www.express-scripts.com (information on our website does not constitute part of this proxy statement).

Stockholders wishing to communicate with the Board of Directors or with an individual Board member with respect to the Company may do so by writing to the Board or the specific Board member, and mailing the correspondence to: Attention: Corporate Secretary, Express Scripts Inc., 13900 Riverport Drive, Maryland Heights, MO 63043. The outside of the envelope should clearly indicate that it contains a stockholder communication. The Board of Directors has approved a process pursuant to which the office of the Corporate Secretary will review and forward the correspondence to the appropriate person or persons for response, with the exception of correspondence which is inappropriate or unrelated to the duties and responsibilities of the Board.

There are four standing committees of the Board of Directors: the Audit Committee, the Compensation and Development Committee (the “Compensation Committee”), the Corporate Governance Committee, and the Compliance Committee. Each committee is composed entirely of directors deemed to be, in the judgment of the Board, independent in accordance with Nasdaq listing standards. The Board of Directors met seven times in 2005. Each director attended at least 75% of the total number of meetings of the Board and the Board committees of which he or she was a member in 2005. While the Company does not have a formal policy requiring members of the Board to attend the Annual Meeting of Stockholders, the Company encourages all directors to attend. All of the Board’s eleven members attended the Annual Meeting in 2005. The following table lists the members, primary functions and number of meetings held for each of the Committees:

Members	Principal Functions	Meetings in 2005
Audit Committee Frank J. Borelli (Chair)* Maura C. Breen Nicholas J. LaHowchic John O. Parker, Jr. *Mr. Borelli has been determined by the Board, in its judgment, to be an audit committee financial expert, as defined under applicable SEC rules
•    Assist the Board in its oversight of (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with securities laws, including financial and disclosure requirements; (iii) the Company’s system of internal controls and the performance of the Company’s internal audit function; and (iv) the qualifications, independence and performance of the Company’s independent accountants.
•    Select, retain and oversee the Company’s independent accountants.
•    Review the Company’s annual and interim financial statements.
•    Establish procedures for the receipt and handling of complaints regarding accounting, internal accounting controls or auditing matters.
		8
Compensation & Development Committee Gary G. Benanav (Chair) Thomas P. Mac Mahon Howard L. Waltman	• Review and approve the Company’s stated compensation strategy. • Review annually the performance of the Company’s Chief Executive Officer. • Review and approve compensation, and set performance criteria for compensation programs, for all senior executives of the Company. • Review and make recommendations to the Corporate Governance Committee regarding compensation of Directors. • Approve forms of employment agreements for senior executives of the Company. • Approve and oversee the administration of the Company’s employee benefit plans and incentive compensation programs.	8
Compliance Committee Nicholas J. LaHowchic (Chair) Samuel K. Skinner Seymour Sternberg	• Review and make recommendations to the Board addressing the Company’s legal and regulatory compliance practices generally (excluding SEC and financial reporting matters). • Review the Company’s Corporate Code of Conduct at least annually and make recommendations to the Board with respect to changes to the Code of Conduct. • Meet regularly with management of the Company to assess the Company’s compliance policies and procedures. • Review and approve a Code of Business Conduct and Ethics, and oversee implementation by management of procedures intended to ensure compliance with such Code.	4
Corporate Governance Committee Howard L. Waltman (Chair) Frank J. Borelli John O. Parker, Jr. Seymour Sternberg
•    Establish criteria for membership of the Company’s Board of Directors and its committees.
•    Select and nominate candidates for election or reelection as directors at the Company’s annual stockholders’ meeting.
•    Consider stockholder recommendations for and nominations of candidates for election as directors.
•    Recommend candidates to fill any vacancies on the Board of Directors.
•    Review and make recommendations to the Board regarding the Company’s Corporate Governance Guidelines and the nature and duties of the committees of the Board.
•    Approve and make adjustments to the Company’s policies regarding compensation of Directors.

		4

Selection of Nominees for the Board of Directors

The Corporate Governance Committee is responsible for evaluating potential candidates to serve on the Company’s Board of Directors, and for selecting nominees to be presented for election to the Board at the Company’s annual meeting of stockholders. In evaluating potential director candidates, the Corporate Governance Committee considers the skills and characteristics possessed by each candidate in the context of the perceived needs of the Board at that point in time. Among the factors considered by the Corporate Governance Committee in considering a potential nominee are the following:

•	the nominee’s independence;

•	the nominee’s relevant professional skills and depth of business experience;

•	the nominee’s character, judgment, and personal and professional integrity;

•	the nominee’s ability to read and understand corporate financial statements;

•	the nominee’s willingness to commit sufficient time to attend to his or her duties and responsibilities as a member of the Board;

•	the nominee’s qualifications for membership on certain committees of the Board;

•	any potential conflicts of interest involving the nominee; and

•	the make up and diversity of the Company’s existing Board.

In identifying potential candidates for the Board, the Committee relies on recommendations from a number of possible sources, including current directors and officers. The Corporate Governance Committee may also retain outside consultants or search firms to help in identifying potential candidates for membership on the Board. In the past, the Corporate Governance Committee has engaged the firm of Spencer Stuart to assist with director searches. The Corporate Governance Committee will also consider candidates recommended by stockholders, and will consider them on the same basis as other candidates.

Any stockholder wishing to recommend a candidate for consideration by the Corporate Governance Committee to become a nominee for election to the Board may do so by submitting a written recommendation to the committee in accordance with the Company’s procedures for the submission of “Stockholder Proposals,” as set out in the Company’s Bylaws (See “Stockholder Proposals” beginning on page ___). For a nominee to be considered, the following information must be submitted in accordance with the required procedures: (i) the name, age, business and residence addresses, principal occupation or employment of both the nominee and the recommending stockholder; (ii) the nominee’s general biographical information, including the identification of any other boards on which the nominee serves; (iii) with respect to the Common Stock, the current ownership information and trading history over the preceding 24 months for both the nominee and the recommending stockholder; (iv) a description of any transactions or relationships between the nominee and/or the recommending stockholder on one hand, and the Company or its management on the other hand; (v) a description of any material proceedings to which the nominee or the recommending stockholder, or either of their associates or affiliates, is a party that are adverse to the Company; (vi) a description of all arrangements and understandings between the stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made; and (vii) any other information relating to the nominee or the recommending stockholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The request for nomination must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. The Company’s Corporate Secretary will review all such stockholder recommendations, and will forward those that comply with the above-described requirements to the Corporate Governance Committee for evaluation and consideration.

The Company and New York Life are parties to a Stockholder and Registration Rights Agreement which, among other things, gives New York Life the right to nominate one candidate for election to the Board, subject to certain conditions as described in “Certain Relationships and Related Party Transactions - Relationship with New York Life - Stockholder and Registration Rights Agreement” beginning on page ___. Mr. Sternberg has been nominated by New York Life.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Express Scripts, Inc. (the “Committee”) is composed of four directors who, in the judgment of the Board of Directors, meet the independence requirements of the Nasdaq Stock Market. Since 1992 the Committee has operated under a Charter adopted by the Board of Directors. The Charter, as amended, is available through the “Investor Information” section of the Company’s website at www.express-scripts.com. The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company's financial reporting processes and the Company’s system of internal controls with respect to finance and accounting. Management is responsible for the Company's financial statements and overall reporting process, including the system of internal controls. The independent registered public accountants are responsible for conducting annual audits and quarterly reviews of the Company's financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Committee submits the following report pursuant to the Securities and Exchange Commission rules:

•
The Committee has reviewed and discussed with management and with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, the audited consolidated financial statements of the Company for the year ended December 31, 2005 (the “Financial Statements”).

•
PwC has advised the management of the Company and the Committee that it has discussed with them all the matters required to be discussed by Statement of Accounting Standards 61, as modified, which include among other items, matters related to the conduct of the audit of the Financial Statements.

•
The Committee has received from PwC the written disclosures and the letter required by Independent Standards Board Standard No. 1 (which relates to the auditor’s independence from the Company and its related entities) and has discussed PwC’s independence with them.

•
Based upon the aforementioned review, discussions and representations of PwC, and the unqualified audit opinion presented by PwC on the Financial Statements, the Committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form 10-K.

Respectfully submitted,

Frank Borelli, Chairman
Maura C. Breen
Nicholas J. LaHowchic
John O. Parker, Jr.

DIRECTORS’ COMPENSATION

Directors of the Company who are employed by the Company or its subsidiaries do not receive compensation for serving as directors. As of January 1, 2005, directors who were not employees of the Company, or its subsidiaries, were entitled to receive an annual retainer of $40,000 for the Audit Committee Chairperson, $35,000 for other Committee Chairpersons, and $30,000 for the other non-employee directors, as well as a meeting fee of $2,000 for each meeting attended in person, and $1,000 for each meeting attended telephonically. The Company also reimburses non-employee directors for out-of-pocket expenses incurred in connection with attending Board and Committee meetings.

The Company’s non-employee directors also receive equity awards under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, as amended (the “2000 LTIP”), as follows: (i) an option to purchase 4,500 shares of the Company’s Common Stock on the date of the first Board of Directors meeting each such director attended as a non-employee director, and (ii) annual options to acquire 6,000 shares of the Company’s Common Stock granted on the date of each annual meeting of stockholders at which such director is elected to serve on the Board.

All of the options granted to the non-employee directors under the 2000 LTIP have a purchase price of 100% of the fair market value of the shares on the date they are granted, and a seven-year term. These options vest at the rate of one-third each year and terminate immediately at such time as the individual ceases to be a non-employee director for any reason other than death or disability or change in control (as defined in the 2000 LTIP) of the Company, provided that if the non-employee director is 65 or older at the time of such cessation, any unexercisable portion terminates immediately, and any exercisable portion terminates three months after such cessation. If the optionee ceases to be a non-employee director because of death or disability, all options are immediately exercisable and terminate three months after such cessation. In the event of a change in control (as defined in the 2000 LTIP) of the Company, the options fully vest.

Consulting Agreement with Mr. Toan

On March 24, 2005, the Company entered into a consulting agreement with Mr. Toan. Under the consulting agreement, Mr. Toan will serve as non-executive Chairman of the Board, and shall have duties and responsibilities commensurate with such position. He will also render consulting services to the Company on such matters as the Company may request. Annual compensation for services performed as non-executive Chairman of the Board will be in accordance with annual compensation at such times and in such amount as the Company pays under the policy generally in effect for non-employee directors on the Board from time to time. Compensation for up to thirty-five hours per month of consulting services will be in the amount of $30,000 per month; additional consulting services may be provided upon agreement by the parties, for additional compensation. Mr. Toan shall also be entitled to be reimbursed for all out-of-pocket expenses paid in connection with the services provided under the consulting agreement. The consulting agreement ends on the date of the Company’s 2006 Annual Meeting, unless earlier terminated. The Company will not be renewing the consulting agreement.

REPORT OF THE COMPENSATION AND DEVELOPMENT COMMITTEE
ON EXECUTIVE COMPENSATION

The Compensation and Development Committee of the Board of Directors (the “Compensation Committee”) administers the Company’s compensation plans, including the Company’s 2000 Long-Term Incentive Plan and its Executive Deferred Compensation Plan.

Compensation Plan

The Company’s general compensation policy for its executive officers, including the Chief Executive Officer (“CEO”), is to provide short-term compensation consisting of two components, a fixed base salary and a cash bonus that is awarded based upon achievement of specific short-term financial and non-financial objectives for the executive and the Company, and long-term compensation consisting of a mix of equity-based programs. In past years, the equity-based compensation has consisted primarily of options to purchase the Company’s stock and grants of restricted stock. However, for 2006 the Company has eliminated option grants and replaced them with stock-settled stock appreciation rights (“SS-SARs”) and performance shares, along with grants of restricted stock. The equity awards are determined based upon the Compensation Committee’s judgment as to the relative contribution of each executive to the long-term success of the Company as well as the then current marketplace for executive compensation. The Company has adopted a non-qualified deferred compensation plan for executives and has entered into employment agreements with certain key executives.

The CEO consults with the Compensation Committee regarding the compensation of the Company’s senior executives. The Compensation Committee reviews executive compensation at least on an annual basis. The Company’s policy is to combine short-term compensation, long-term incentive compensation and other components of the compensation package for executives to create a total compensation package that is, in general, approximately at the median compensation level for executive officers of similarly sized companies in comparable businesses if the Company achieves its base financial and non-financial objectives, and that can be at or above the 75th percentile of such compensation level if the Company achieves its “stretch” financial and non-financial goals.

During 2005, the Company engaged a nationally recognized consulting firm to review compensation levels for the Company’s executive officers. The study was based on a group of companies, most of which are in health care, judged to be comparable to the Company (the “Comparable Companies”). These companies included companies different from those in the peer group index in the Company’s performance graph. The consultant compared total compensation for the Company’s executive officers, including its CEO, against the total compensation received by executives in comparable positions at the Comparable Companies. After reviewing the consultant’s report, the Compensation Committee determined that, in its judgment, the competitiveness of the compensation for the Company’s senior executives varied, and the committee approved certain adjustments in compensation for such executives.

The Compensation Committee continues to evaluate the impact of Section 162(m) of the Internal Revenue Code on the deductibility of executive officer compensation. The committee endeavors to maximize the deductibility of compensation to the extent practicable while maintaining competitive compensation.

Components of Executive Compensation

Base Salary: The Compensation Committee determines the salary ranges for each executive officer position in the Company based upon the level and scope of responsibilities of the position and the pay levels of similarly positioned executive officers in companies deemed comparable by the committee. The CEO’s evaluation of the level of responsibility of each position (other than his own) and the performance of each other executive officer is of paramount importance when base salary is determined.

Annual Bonus Compensation: Each executive officer has a base bonus target that is stated as a percentage of the executive officer’s base salary. These base bonus target percentages range from 50% to 100%. For any bonus amount to be paid, the Company must first achieve its earnings per share (EPS) target. If the EPS target is not met, then the corporate bonus pool is reduced to the extent necessary to enable the Company to meet its EPS target. The bonus pool remaining after any required adjustment is then further adjusted by operating group (pharmacy benefit management, specialty pharmacy, pharma business solutions, and Canadian operations) to reflect the attainment of each such group’s individual EBITDA (earnings before interest, taxes, depreciation and amortization) goals.

To the extent the Company has met its annual financial goals, then actual bonus awards for executive officers are determined based on the executive officers’ respective bonus targets and an evaluation by the Compensation Committee (and, in the case of senior executives, also by the CEO) of the extent to which non-financial goals were achieved. In addition, if the Company meets certain “stretch” EBITDA and non-financial targets, bonus targets may be increased by as much as 100%. The Compensation Committee reviews and approves the annual financial targets and the non-financial goals.

In determining the extent of the achievement of non-financial goals, the Compensation Committee and the CEO evaluate the executive’s individual contribution to the corporate work plan. In 2005, the Company’s pharmacy benefit management group exceeded its “stretch” financial and non-financial goals, and, accordingly, bonuses awarded to its executive officers were enhanced by up to 100%.

For 2005, actual aggregate bonuses paid to current executive officers, including the CEO, represented approximately 56% of the salaries and bonuses paid to these officers, compared to 28% for 2004. Actual aggregate bonuses paid to all current executive officers who received bonuses for 2005 represented approximately 195% of the total bonuses targets for these executive officers and approximately 9% of the total bonus amounts paid to all employees for 2005, compared to 60% and 13%, respectively, in 2004.

For 2006, the Company will continue its “stretch” bonus program.

Long Term Incentive Compensation: Long-term incentive compensation has historically been provided in the form of grants of either stock options or restricted stock. These equity awards are designed to align the executive’s compensation more directly with stockholder value by linking a substantial portion of the executive’s compensation to the performance of the Company’s stock. Long-term compensation also is designed to encourage executives to make career commitments to the Company.

Long-term compensation is granted under the Company’s 2000 Long-Term Incentive Plan (the “2000 LTIP”), which was originally approved by stockholders in May 2001.

Each executive officer receives an option grant upon employment with the Company (or upon promotion to senior executive status) and, in the past, typically has received an annual grant of additional stock options thereafter. In 2003 each executive officer also received a grant of restricted stock. The restrictions prohibit sale or transfer of the restricted stock for a period of five years for one-half of the shares and ten years for the remainder. These restrictions would lapse sooner, however, based on the Company meeting certain financial targets for the years 2003, 2004 and 2005. The restricted stock grants made in 2003 were in amounts intended to approximate the number of shares of restricted stock that would be awarded over a period of three years under a hypothetical annual restricted stock grant program that would be supplemental to the Company’s annual option grant program. Financial targets for accelerated vesting of the restricted stock were achieved for all three years, and, accordingly, all of the 2003 restricted stock grant has now vested. Several of the Company’s senior executives have also received special grants of stock options and/or restricted stock in connection with their entering into employment agreements with the Company. See “Executive Compensation - Employment Agreements” beginning on page ___ for additional information.

In connection with the 2005 executive compensation study, the Compensation Committee has revised its approach to long term incentive compensation. For 2006 and subsequent years, it is the Company’s current intention to award senior executives annual grants of long term compensation, the value of which is allocated as follows:

•	50% to time-vested SS-SARs, which are economically similar to non-qualified stock options;
•	25% to time-vested restricted stock; and
•
25% to performance share awards, which are settled in shares of the Stock on a share-for-share basis, with the number of shares of Stock to be delivered upon settlement of the performance shares is determined based upon the Company’s performance over a set period versus a peer group of companies selected by the Compensation Committee. (The performance share awards are subject to certain amendments to the 2000 LTIP to reflect the performance measures by stockholders at the Company’s Annual Meeting. If not so approved, the awards will be void and of no force and effect, and substitute awards will likely be considered by the Compensation Committee (see “Item III. Approval and Ratification of the Express Scripts, Inc. 2000 Long Term Incentive Plan, as amended” starting on page ___ for additional information)).

The size of an executive’s equity compensation awards are based upon the CEO’s and the Compensation Committee’s evaluation of the contribution that the executive officer is expected to make to overall growth and profitability of the Company during the vesting period. The Compensation Committee also considers long-term incentive compensation levels at the Comparable Companies. The actual number of SS-SARs granted is determined utilizing the modified Black-Scholes methodology for valuing stock options.

SS-SARs are granted with a specified exercise price equal to not less than the market value of the Stock on the date of grant and constitute compensation only if the Company’s stock price increases thereafter. The Compensation Committee has discretion to determine the vesting schedule for each SS-SAR grant and generally makes grants that become exercisable in equal amounts over three years. Except in the cases of retirement, disability or death, in general, executives must be employed by the Company at the time of vesting in order to exercise their SS-SARs.

Certain executives have also received stock option and/or restricted stock grants with performance-based vesting provisions as part of their compensation packages under employment agreements with the Company. These grants generally have long-term vesting schedules of between five and ten years, with the opportunity of accelerated vesting if certain financial targets are achieved. See “Executive Compensation - Employment Agreements” beginning on page ____ for additional information.

Commencing on January 1, 2006, in conjunction with the effectiveness of statement FAS 123R issued by the Financial Accounting Standards Board, the Company will now expense the compensation element associated with its employee stock options. For recent periods ending prior to January 1, 2006, the Company has disclosed in the footnotes to its financial statements, the effect that fully expensing stock options would have on such financial statements. The Company also expenses the compensation represented by restricted stock awards, performance shares and SS-SARs.

Deferred Compensation Plan: The Company has adopted the Express Scripts, Inc. Executive Deferred Compensation Plan (the “EDCP”), which also serves as a supplemental retirement plan for senior executives. The EDCP provides eligible senior and vice-president-level executive employees of the Company and its subsidiaries the opportunity to (i) defer the receipt and taxation of up to 50% of the employee’s annual base salary and 100% of his or her annual bonus, and (ii) receive certain contributions from the Company. Amounts deferred by participants and Company contributions are assumed to have been invested in one or more of a number of publicly available mutual funds and a Company Common Stock fund, and the returns that the Company will pay on the participants’ accounts are equal to the gain or loss on such hypothetical market investments. The Compensation Committee believes, therefore, that the Company has not promised to pay an above-market return on any participant’s account. Other than the EDCP and the Company’s 401(k) Plan, the Company does not make available a pension or other retirement plan to its executive officers.

The Company’s annual contribution to the EDCP for senior executives for 2005 was equal to six percent (6%) of each participating executive’s cash compensation during the year. The purpose of the EDCP is to provide key executives with competitive retirement and capital accumulation benefits, to retain and provide incentive to the Company’s key executives, and to increase the Company’s ability to attract mid-career executives to senior executive positions with the Company. Any compensation deferred under the EDCP would not be included in the $1,000,000 limit provided for under Section 162(m) of the Internal Revenue Code until the year in which distributions from the EDCP are actually made to the participants.

Executive Officer Employment Agreements

The Company has entered into long-term employment agreements with certain key executives of the Company. See “Executive Compensation - Employment Agreements - Employment Agreements with Other Executive Officers” beginning on page ___ for additional information.

The Chief Executive Officer’s Compensation

The Compensation Committee evaluates the performance of the CEO for purposes of recommending to the Board his annual base pay adjustment and annual bonus award. The Compensation Committee also determines his annual long-term incentive award. The factors considered in evaluating the CEO’s salary in 2005 related to the overall performance of the Company, particularly the increase in revenues, net income and earnings per share, which were evaluated by the Compensation Committee.

Prior to his assuming the office of CEO on April 1, 2005, Mr. Paz’s employment agreement with the Company provided that he could earn an annual bonus of up to 82% of his base salary of $550,000. Effective April 1, 2005, Mr. Paz entered into a new employment agreement with the Company which provided for a bonus of up to 100% of his new base salary of $650,000. As a result of the adjustments to Mr. Paz’s bonus target and base salary, Mr. Paz’s actual bonus target was $600,250, which could be increased by up to 200% based upon the achievement of “stretch” goals. Mr. Paz’s bonus award for 2005 performance, which was equal to 200% of the pro-rated target, was recommended by the Compensation Committee based upon the Company’s attainment of its financial goals and for the overall attainment of the 2005 non-financial corporate objectives.

See “Executive Compensation - Employment Agreements - Employment Agreement with Mr. Paz” beginning on page ____ for additional information regarding the CEO’s employment agreement.

March 31, 2006
COMPENSATION AND DEVELOPMENT
COMMITTEE

Gary Benanav, Chairman
Thomas P. Mac Mahon
Howard Waltman

The Report of the Audit Committee, the Report of the Compensation and Development Committee on Executive Compensation and the performance graph below will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Gary Benanav (Chair), Thomas Mac Mahon and Howard Waltman, none of whom are employees or current or former officers of the Company, nor had any relationship with the Company required to be disclosed under “Certain Relationships and Related Transactions.”

PERFORMANCE GRAPH

The following performance graph compares the cumulative total stockholder return of the Company’s Common Stock, commencing December 31, 2000, with the cumulative total return on the Standard & Poor’s Health Care 500 Index and the Standard & Poor’s 500 Index, to the end of 2005. These indices are included only for comparative purposes as required by Securities and Exchange Commission rules and do not necessarily reflect management’s opinion that such indices are an appropriate measure of the relative performance of the Common Stock. They are not intended to forecast possible future performance of the Common Stock.

Total Return to Shareholders
(Dividends reinvested monthly)

INDEXED RETURNS
Years Ending
Company /Index	Base Period Dec 00	Dec 01	Dec 02	Dec 03	Dec 04	Dec 05
EXPRESS SCRIPTS, INC.	100	91.47	93.97	129.95	149.53	327.86
S & P 500 INDEX	100	86.96	66.64	84.22	91.79	94.55
S & P 500 - HEALTH CARE	100	87.06	69.67	78.94	79.13	82.97

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation for all services rendered in all capacities to the Company for the fiscal years ended December 31, 2005, 2004 and 2003, by the Named Officers:

SUMMARY COMPENSATION TABLE

Annual Compensation	Long-Term Compensation

Name and Principal Position	Year	Salary ($) (2)	Bonus ($) (2)	Restricted Stock Awards ($) (3)	Securities Underlying Options (#)	All Other Compensation ($)
George Paz President, Chief Executive Officer and Director (1)	2005 2004 2003	625,000 571,154 372,307	1,200,500 270,000 230,225	-- 1,341,495 450,520	131,760 38,791 --	262,100 (4) 218,200 (5) 203,019 (6)
Barrett A. Toan Chairman, Director and Former Chief Executive Officer (1)	2005 2004 2003	183,173 778,846 750,000	-- 375,000 637,500	-- -- 1,287,200	21,000 29,500 --	1,786,608 (7) 96,902 (8) 131,210 (9)
David A. Lowenberg Chief Operating Officer	2005 2004 2003	456,750 464,810 400,000	649,600 189,000 205,000	-- 913,303 514,880	22,698 26,671 --	347,145 (10) 354,100 (11) 60,278 (12)
Thomas M. Boudreau Senior Vice President and General Counsel	2005 2004 2003	355,250 361,462 310,000	526,080 135,000 153,450	-- 462,536 450,520	19,216 16,285 --	285,277 (13) 292,700 (14) 44,400 (15)
Edward Stiften Senior Vice President and Chief Financial Officer	2005 2004 2003	333,125 236,875 --	456,940 97,500 --	-- 1,492,665 --	18,148 86,252 --	25,838 (16) 32,565 (17) --
Patrick McNamee Senior Vice President and Chief Information Officer	2005 2004 2003	273,515 -- --	403,000 -- --	127,908 -- --	23,000 -- --	84,682 (18) -- --

(1)	Mr. Toan retired as Chief Executive Officer of the Company on March 31, 2005, and Mr. Paz assumed the office of Chief Executive Officer on April 1, 2005.

(2)
The amounts in this column represent compensation awarded pursuant to an employment agreement between Named Officer and the Company (see “Executive Compensation — Employment Agreements” beginning on page ____) and the Company’s annual bonus plan, with the exception of Mr. McNamee, who does not currently have a written employment agreement with the Company.

(3)
The amounts in this column represent the dollar value of the grant of restricted stock based on the value of the Company’s common stock on the grant date. All grants of restricted stock were made under the 2000 LTIP. Dividends are paid on restricted stock awards at the same rate as paid to all shareholders.

With the exception of Mr. Stiften and Mr. McNamee, each of the Named Officers received a grant of shares of restricted stock on May 21, 2003 (the “May 2003 Grant”), one-half of which were scheduled to vest on May 21, 2008, with the other one-half scheduled to vest on May 21, 2013; provided, that the lapse of restrictions could be accelerated based on the achievement by the Company of certain financial performance targets for 2003, 2004 and 2005, with one-third of the total grant tied to the targets for each year. Based on the achievement of such targets for 2003 and 2004, vesting on two-thirds of the restricted stock granted in the May 2003 Grant was accelerated in March 2005, and, based on the achievement of targets for 2005, vesting on the final one-third was accelerated in February 2006. All shares granted under the May 2003 grant have been valued at $32.18 per share, the closing price on May 21, 2003.

Mr. Toan was awarded 40,000 shares of restricted stock as part of the May 2003 Grant. As mentioned above, vesting on two-thirds of these shares was accelerated in March 2005. In addition, vesting on the remaining one-third of these shares was accelerated upon Mr. Toan’s retirement on March 31, 2005, pursuant to the terms of his employment agreement with the Company. All restricted stock granted to Mr. Toan had vested prior to December 31, 2005.

Mr. Paz was awarded 38,710 shares of restricted stock February 10, 2004, valued at $34.655 per share, the closing price on February 10, 2004. These shares are scheduled to vest on December 31, 2006, or as otherwise provided in Mr. Paz’s employment agreement. Mr. Paz was also awarded 14,000 shares as part of the May 2003 Grant, and, as mentioned above, vesting on two-thirds of these shares was accelerated in March 2005, and vesting of the final one-third was accelerated in February 2006. As of December 31, 2005, Mr. Paz held an aggregate amount of 43,386 shares of restricted stock with a value of $3,635,747, based on a per share value of $83.80, the closing price on December 30, 2005.

Mr. Lowenberg was awarded 28,902 shares of restricted stock on August 31, 2004, valued at $31.60 per share, the closing price on August 31, 2004. The shares were originally scheduled to vest on August 31, 2011, provided, that the lapse of restrictions could be accelerated based on the achievement by the Company of certain financial performance targets for 2004 and 2005, or as otherwise provided in Mr. Lowenberg’s employment agreement. Based on the achievement of targets for 2004 and 2005, vesting was accelerated and restrictions lapsed as to 27,295 of such shares on March 31, 2006. Mr. Lowenberg was also awarded 16,000 shares as part of the May 2003 Grant, and, as mentioned above, vesting on two-thirds of these shares was accelerated in March 2005, and vesting of the final one-third was accelerated in February 2006. As of December 31, 2005, Mr. Lowenberg held an aggregate amount of 34,246 shares of restricted stock with a value of $2,869,815, based on a per share value of $83.80, the closing price on December 30, 2005.

Mr. Boudreau was awarded 14,452 shares of restricted stock awarded on October 29, 2004, valued at $32.005 per share, the closing price on October 29, 2004. The shares were originally scheduled to vest on October 29, 2011, provided, that the lapse of restrictions could be accelerated based on the achievement by the Company of certain financial performance targets for 2004 and 2005, or as otherwise provided in Mr. Boudreau’s employment agreement. Based on the achievement of targets for 2004 and 2005, vesting was accelerated and restrictions lapsed as to 13,648 of such shares on March 31, 2006. Mr. Boudreau was also awarded 14,000 shares as part of the May 2003 Grant, and, as mentioned above, vesting on two-thirds of these shares was accelerated in March 2005, and vesting of the final one-third was accelerated in February 2006. As of December 31, 2005, Mr. Boudreau held an aggregate amount of 19,128 shares of restricted stock with a value of $1,602,926, based on a per share value of $83.80, the closing price on December 30, 2005.

Mr. Stiften was awarded 12,486 shares of restricted stock on April 20, 2004 valued at $39.075 per share, the closing price on April 20, 2004. These shares were originally scheduled to vest one-half on April 20, 2009, and one-half on April 20, 2014, provided that the lapse of restrictions could be accelerated based upon the achievement by the Company of certain financial performance targets for 2004 and 2005. Based on the achievement of such targets, vesting on one-half of these shares was accelerated in March 2005, and vesting of the final portion was accelerated in February 2006. Mr. Stiften was also awarded 25,714 shares upon hiring on April 20, 2004. The shares were originally scheduled to vest on April 20, 2014, provided, that the lapse of restrictions could be accelerated based on the achievement by the Company of certain financial performance targets for 2004 and 2005, or as otherwise provided in Mr. Stiften’s employment agreement. Based on the achievement of targets for 2005, the vesting date as to 8,572 of such shares was accelerated to March 31, 2007, subject to Mr. Stiften’s continued employment with the Company. As of December 31, 2005, Mr. Stiften held an aggregate amount of 31,956 shares of restricted stock with a value of $2,677,913, based on a per share value of $83.80, the closing price on December 30, 2005.

Mr. McNamee was awarded 3,400 shares of restricted stock on February 8, 2005, valued at $37.62 per share, the closing price on February 8, 2005. The shares vest on February 8, 2008. As of December 31, 2005, Mr. McNamee held an aggregate amount of 3,400 shares of restricted stock with a value of $284,920, based on a per share value of $83.80, the closing price on December 30, 2005.

(4)
Consists of (i) a special deferred bonus in the amount of $200,000 credited to Mr. Paz’s account in the EDCP which generally vests on March 31, 2008, subject to earlier vesting under the provisions of Mr. Paz’s employment agreement with the Company, (ii) a basic company credit contribution of $53,700 by the Company under the EDCP and (iii) $8,400 matching contribution in connection with the Company’s 401(k) Plan.

(5)
Consists of (i) a special deferred bonus in the amount of $150,000 credited to Mr. Paz’s account in the EDCP which generally vests on December 31, 2006, subject to earlier vesting under the provisions of Mr. Paz’s employment agreement with the Company, (ii) a basic company credit contribution of $60,000 by the Company under the EDCP and (iii) $8,200 matching contribution in connection with the Company’s 401(k) Plan.

(6)
Consists of (i) a special deferred bonus in the amount of $150,000 credited to Mr. Paz’s account in the EDCP which vested on December 31, 2005, (ii) a basic company credit contribution of $45,019 by the Company under the EDCP and (iii) $8,000 matching contribution in connection with the Company’s 401(k) Plan.

(7)
Consists of (i) a distribution of previously deferred salary and bonus under the EDCP in the amount of $1,356,389, paid to Mr. Toan following his retirement, (ii) payment for accrued but unused vacation and paid-time-off in the amount of $118,569 paid to Mr. Toan upon termination of his employment, (iii) fees in the amount of $270,000 paid to Mr. Toan under his consulting agreement with the Company, (iv) 32,500 paid to Mr. Toan as director’s fees, and (v) $9,150 matching contribution on connection with the Company’s 40l (k) Plan.

(8)	Consists of basic company credit contribution of $90,000 by the Company under the EDCP and $6,902 matching contribution in connection with the Company’s 401(k) Plan.

(9)	Consists of basic company credit contribution of $123,210 by the Company under the EDCP and $8,000 matching contribution in connection with the Company’s 401(k) Plan.

(10)
Consists of (i) a special deferred bonus in the amount of $300,000 credited to Mr. Lowenberg’s account in the EDCP which generally vested on March 31, 2006, (ii) basic company credit contribution of $38,745 by the Company under the EDCP and (iii) $8,400 matching contribution in connection with the Company’s 401(k) Plan.

(11)
Consists of (i) a special deferred bonus in the amount of $300,000 credited to Mr. Lowenberg’s account in the EDCP which generally vested on March 31, 2006, (ii) basic company credit contribution of $45,900 by the Company under the EDCP and (iii) $8,200 matching contribution in connection with the Company’s 401(k) Plan.

(12)	Consists of basic company credit contribution of $52,278 by the Company under the EDCP and $8,000 matching contribution in connection with the Company’s 401(k) Plan.

(13)
Consists of (i) a special deferred bonus in the amount of $200,000 credited to Mr. Boudreau’s account in the EDCP which vested on March 31, 2006, (ii) a signing bonus in the amount of $50,000 paid pursuant to the employment agreement, (iii) basic company credit contribution of $29,415 by the Company under the EDCP and (iv) $5,862 matching contribution in connection with the Company’s 401(k) Plan.

(14)
Consists of (i) a special deferred bonus in the amount of $200,000 credited to Mr. Boudreau’s account in the EDCP which vested on March 31, 2006, (ii) a signing bonus in the amount of $50,000 paid pursuant to the employment agreement, (iii) basic company credit contribution of $34,500 by the Company under the EDCP and (iv) $8,200 matching contribution in connection with the Company’s 401(k) Plan.

(15)	Consists of basic company credit contribution of $36,400 by the Company under the EDCP and $8,000 matching contribution in connection with the Company’s 401(k) Plan.

(16)	Consists of basic company credit contribution of $25,838 by the Company under the EDCP.

(17)	Consists of basic company credit contribution of $32,565 by the Company under the EDCP.

(18)
Consists of (i) signing bonuses in the amount of $48,542, (ii) relocation expenses in the amount of $18,265 paid to Mr. McNamee, and (iii) basic company credit contribution of $17,875 by the Company under the EDCP.

See “Report of the Compensation and Development Committee on Executive Compensation - Components of Executive Compensation - Deferred Compensation Plan” on page ___ for a description of the vesting provisions of that plan.

Stock Options

The table below sets forth certain information on the grants of stock options to the Named Officers pursuant to the 2000 LTIP during 2005.

OPTION GRANTS IN FISCAL YEAR 2005
Individual Grants					Potential Realizable Value at Assumed Annual Rates Of Stock Price Appreciation For Options Term (2)
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price ($/Sh) (5)	Expiration Date	5% ($)	10% ($)
George Paz	80,000 (4)(6) 51,760 (3)(4)	4.66% 3.02%	$42.80 $38.64	4/11/2012 3/1/2012	$1,393,912 $814,203	$3,248,407 $1,897,440
Barrett A. Toan	21,000 (4)(7)	1.22%	$47.37	5/25/2012	$404,971	$943,755
David A. Lowenberg	22,698 (3)(4)	1.32%	$38.64	3/1/2012	$357,048	$832,073
Thomas M. Boudreau	19,216 (3)(4)	1.12%	$38.64	3/1/2012	$302,306	$704,502
Edward Stiften	18,148 (3)(4)	1.06%	$38.64	3/1/2012	$285,475	$665,277
Patrick McNamee	23,000 (4)(8)	1.34%	$37.62	2/8/2012	$352,248	$820,887

(1)	Total options granted to employees in fiscal year 2005 includes all options granted to employees in 2005.
(2)
The values in these columns are based upon calculations assuming the 5% and 10% annual stock price appreciation rate specified by the Securities and Exchange Commission. These assumed rates are not intended to forecast future price appreciation of the common stock. Actual gains, if any, on stock option exercises are dependent upon the future market performance of the common stock and the date on which the options are exercised.

(3)	Consists of options awarded on March 1, 2005 and vesting at 33 1/3% per year on each of the first three anniversaries of the date of grant.
(4)
In the event of a “change in control” of the Company (as defined in the 2000 LTIP), the options will become fully vested and exercisable. Afterwards, if there is no public market for the Company’s stock, or the common stock for which the Company’s common stock is exchanged, then any unexercised options will be repurchased by the Company based on the “change in control price” (as defined) for the underlying shares. The options become fully exercisable for one year upon termination of employment if the employee dies, becomes disabled, or retires. The options expire if the employee is terminated for cause, and if the employee is terminated for any other reason, the options are exercisable, to the extent that they were exercisable before termination, for one month. The foregoing terms are subject to the terms of the employment agreements of the Named Officers. See “Employment Agreements” below.

(5)	Represents the closing price per share as reported on Nasdaq on the date of grant, which represent the fair market value on the date of the grant as defined in the applicable stock option plan.
(6)	Consists of options awarded on April 11, 2005, pursuant to Mr. Paz’s employment agreement with the Company, and vesting at 33 1/3% per year on December 31, 2006, 2007 and 2008.
(7)	Consists of options granted to Mr. Toan on May 25, 2005, as his initial grant and annual grant as a non-employee director.
(8)	Consists of options granted to Mr. McNamee on February 8, 2005 and vesting at 33 1/3% per year on each of the first three anniversaries of the date of grant.

The Company did not grant any stock appreciation rights in 2005.

The table set forth below provides certain information with respect to the 2005 fiscal year-end value of options to purchase the Company’s Common Stock granted to the Named Officers and options exercised during such period.

AGGREGATED OPTION EXERCISES IN FISCAL 2005
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In- the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable (2)
George Paz	0	N/A	320,263 / 171,479	$20,697,756 / $7,488,397
Barrett A. Toan	400,000	$18,016,470	980,600 / 21,000	$63,465,120 / $765,030
David A. Lowenberg	181,174	$5,889,039	829,281 / 69,962	$829,281 / $3,419,530
Thomas M. Boudreau	173,600	$6,838,264	10,420 / 47,366	$563,242 / $2,276,541
Edward Stiften	0	N/A	4,493 / 99,907	$200,949 / $4,476,235
Patrick McNamee	0	N/A	0 / 23,000	$0 / $1,062,140

(1)	Based on the difference between the sale price and the exercise price.
(2)	Based on $83.80, the closing price of the Common Stock as reported on Nasdaq on December 30, 2005. On March 31, 2006, the closing price of the Common Stock was $87.90.

Employment Agreements

Employment Agreements with Mr. Paz

On April 15, 2004, the Company entered into an employment agreement with Mr. Paz. The 2004 agreement was effective as of January 1, 2004 with an initial term through December 31, 2006. Effective April 1, 2005, the Company entered into a new agreement with Mr. Paz, as described below. The 2004 agreement provided for (i) an initial base salary of $550,000; (ii) a guaranteed minimum annual bonus target under the Company’s bonus plan of 82% of Mr. Paz’s annual base salary, with a bonus opportunity for each calendar year during the employment period of up to 200% of the executive’s guaranteed minimum annual bonus in the event the Company achieves certain “stretch” financial and work plan goals; (iii) a grant under the 2000 LTIP of an option to purchase 36,004 shares of the Common Stock, vesting in three equal increments on December 31, 2004, 2005 and 2006; and (vi) an award of 38,710 shares of restricted stock under the 2000 LTIP, vesting no later than December 31, 2006.

On April 1, 2005 the Company and Mr. Paz entered into a new employment agreement in connection with his promotion to the office of Chief Executive Officer (the “Paz Employment Agreement”). Pursuant to the Paz Employment Agreement, the 2004 agreement with Mr. Paz was terminated other than those terms addressing the stock option and restricted stock grants under the 2004 agreement, which terms were incorporated by reference into the Paz Employment Agreement.

The Paz Employment Agreement was effective as of April 1, 2005 with an initial term through March 31, 2008. The agreement provides for (i) an initial base salary of $650,000 (which may not be reduced after any increase); (ii) a guaranteed minimum annual bonus target under the Company’s bonus plan of 100% of Mr. Paz’s annual base salary, with a bonus opportunity for each calendar year during the employment period of up to 200% of the executive’s guaranteed minimum annual bonus in the event the Company achieves certain “stretch” financial and work plan goals; (iii) participation in the Company’s benefit and incentive plans and other arrangements in accordance with their terms; (iv) the crediting of a deferred bonus in the amount of $200,000 to the executive’s retirement account in the EDCP, subject to the terms and conditions of the EDCP, which bonus generally vests at the end of the initial employment period except as described below; (v) a grant under the 2000 LTIP of an option to purchase 80,000 shares of the Common Stock, vesting in three equal increments on March 31, 2006, 2007 and 2008; and (vi) such perquisites and fringe benefits to which similarly situated Company executives are entitled and which are suitable for Mr. Paz’s position.

If Mr. Paz’s employment is terminated prior to expiration of the employment period, he is not entitled to receive any further payments or benefits that have not already been paid or provided (including any unvested portion of the option grant or restricted stock award) except as follows:

-	Mr. Paz will be entitled to all previously earned and accrued, but unpaid, annual base salary.

-
If Mr. Paz’s employment is terminated by the Company other than for Cause or Disability, or by Mr. Paz for Good Reason (as those terms are defined in the agreement), Mr. Paz is entitled to receive: (i) a pro rata portion of the restricted stock award under the 2004 agreement based on the number of days worked during the employment period under the 2004 agreement; (ii) a severance benefit equal to 18 months of his base salary plus a specified portion of his bonus potential for the year based on the average percentage of the potential earned for the three prior years; (iii) reimbursement for the cost of continuing medical insurance for Mr. Paz, his spouse and any eligible dependents for 36 months after termination of employment; and (iv) a pro rata portion of the deferred bonus based on the number of days worked during the initial employment period.

-
If Mr. Paz’s employment terminates on account of Disability or retirement (i.e., voluntary retirement on or after age 59 ½ but not within 90 days after a change in control (as defined in the employment agreement) of the Company) prior to the end of his employment period under the agreement, Mr. Paz generally is entitled to receive (i) a certain percentage of the restricted stock award calculated pursuant to the terms of the agreement, (ii) a pro rata portion of the deferred bonus, and (iii) reimbursement for the cost of continuing medical insurance for Mr. Paz, his spouse and any eligible dependents for 36 months after termination of employment.

-
If Mr. Paz’s employment terminates on account of death prior to the end of his employment period under the agreement, Mr. Paz’s estate generally is entitled to receive (i) 100% of the restricted stock award calculated pursuant to the terms of the agreement, (ii) 100% of the deferred bonus, and (iii) reimbursement for the cost of continuing medical insurance for Mr. Paz’ spouse and any eligible dependents for 36 months after termination of employment.

If Mr. Paz’s employment is terminated prior to expiration of the employment period (including any renewal period in effect) for any reason, then he is prohibited from competing against the Company for 18 months after such termination. If termination of employment occurs solely as a result of expiration of the employment agreement, Mr. Paz is prohibited from competing for one year after such termination. Mr. Paz is also subject to certain non-solicitation and non-disclosure limitations. Entitlement to the severance benefit described above (including any prorated portion) is contingent upon compliance with these restrictive covenants. The parties also agreed that in the event any severance or similar payments to be made to Mr. Paz following termination (other than payments under the EDCP) should be subject to the restrictions of Section 409A of the Internal Revenue Code of 1986, as amended, then the parties would negotiate in good faith to amend the Paz Employment Agreement to the extent necessary to create payment terms with respect to such post-termination payments which are as close as possible to those originally set forth in the Paz Employment Agreement while not violating the terms of Section 409A.

In the event that any amount or benefit paid or distributed to Mr. Paz pursuant to the Paz Employment Agreement, taken together with any amounts or benefits otherwise paid or distributed to the executive by the Company pursuant to any other arrangement or plan (collectively, the “Covered Payments”), would result in the executive’s liability for the payment of an excise tax under Section 4999 of the Internal Revenue Code (or any similar state or local tax) (collectively, the “Excise Tax”), the Company will make a “gross-up” payment to the executive to fully offset the Excise Tax provided the aggregate present value of the Covered Payments is equal to or exceeds 125% of the maximum total payment which could be made to the executive without triggering the Excise Tax. If the aggregate present value of the Covered Payments, however, exceeds such maximum amount, but is less than 125% of such maximum amount, then the Company may, in its discretion, reduce the Covered Payments so that no portion of the Covered Payments is subject to the Excise Tax, and no gross-up payment will be made.

Employment Agreements with Other Executive Officers

In an effort to facilitate the retention of key management, the Company has also entered into long-term employment agreements with several key executives, including each of the Named Officers other than Mr. Paz and Mr. McNamee. The terms of the agreements are as follows:

•
Agreement with Mr. Lowenberg. On August 31, 2004, the Company entered into a long-term employment agreement with Mr. Lowenberg, replacing a previous agreement which was entered into in March 2001. The initial employment period under the agreement ran from the effective date through March 31, 2006, and the employment period is automatically extended for successive one-year renewal periods unless either party gives timely notice of non-renewal. Neither party has delivered a non-renewal notice during the initial period, so the agreement has automatically renewed through March 31, 2007.

Mr. Lowenberg’s employment agreement generally provides for: (i) the payment of an annual base salary of $450,000 (which may not be reduced after any increase); (ii) a guaranteed minimum annual bonus target of 70% of Mr. Lowenberg’s base salary pursuant to the terms of the Company’s bonus plan, with a bonus opportunity for each calendar year during the initial employment period of up to 200% of the Mr. Lowenberg’s guaranteed minimum annual bonus in the event the Company achieves certain “stretch” financial and work plan goals; (iii) a grant under the 2000 LTIP of an option to purchase 35,108 shares of the Common Stock, which were originally scheduled to vest in full on December 31, 2010, but on which accelerated vesting occurred on March 31, 2006 based upon the achievement of certain financial goals; (iv) an award of 28,902 shares of restricted stock awarded under the 2000 LTIP, all of which were originally scheduled to vest in full on August 31, 2011, but, with respect to 27,295 of such shares, accelerated vesting occurred on March 31, 2006 based upon the achievement of certain financial goals; (v) participation in Company employee benefit plans (other than bonus and incentive plans) on the same basis as such plans are generally made available to similarly situated senior executives of the Company; (vi) such perquisites and fringe benefits to which similarly situated executives of the Company are entitled and which are suitable for Mr. Lowenberg’s position; (vii) the crediting of a deferred bonus of $600,000 (to be credited in two annual installments of $300,000 each) to Mr. Lowenberg’s retirement account in the EDCP, subject to the terms and conditions of the EDCP, which bonus vested at the end of the Mr. Lowenberg’s initial employment period under the employment agreement on March 31, 2006; and (viii) a one-time bonus in the amount necessary to make his annual salary effective as of January 1, 2004.

If Mr. Lowenberg’s employment is terminated prior to the expiration of the employment period (including any renewal period in effect) he is not entitled to receive any further payments or benefits that have not already been paid or provided (including any unvested portion of the option grant or restricted stock award) except as follows:

-	Mr. Lowenberg will be entitled to all previously earned and accrued, but unpaid, annual base salary.

-
If Mr. Lowenberg’s employment is terminated by the Company other than for Cause or Disability, or by Mr. Lowenberg for Good Reason (as those terms are defined in the agreement), Mr. Lowenberg is entitled to receive: (i) a severance benefit equal to 18 months of his base salary plus a specified portion of Mr. Lowenberg’s bonus potential for the year based on the average percentage of the potential earned for the three prior years; (ii) reimbursement for the cost of continuing medical insurance under COBRA for 18 months after termination of employment; and (iii) if termination of employment occurs prior to the end of Mr. Lowenberg’s initial employment period under the agreement, a pro rata portion of 83% of the unvested restricted stock award based on the number of days worked during the initial employment period).

-
If Mr. Lowenberg’s employment terminates on account of death prior to the end of his initial employment period under the agreement, he generally is entitled to receive of the unvested restricted stock award.

If Mr. Lowenberg’s employment is terminated prior to expiration of the employment period (including any renewal period in effect) for any reason, Mr. Lowenberg is prohibited from competing against the Company for 18 months after such termination. If termination of employment occurs solely as a result of expiration of the employment agreement, Mr. Lowenberg is prohibited from competing for one year after such termination. Mr. Lowenberg is also subject to certain non-solicitation and non-disclosure limitations. Entitlement to the severance benefit and the deferred bonus described above (including any prorated portion) is contingent upon compliance with these restrictive covenants.

In the event that any amount or benefit paid or distributed to Mr. Lowenberg pursuant to the employment agreement, taken together with any amounts or benefits otherwise paid or distributed to Mr. Lowenberg by the Company pursuant to any other arrangement or plan (collectively, the “Covered Payments”), would result in Mr. Lowenberg’s liability for the payment of an Excise Tax, the Company will make a “gross-up” payment to Mr. Lowenberg to fully offset the Excise Tax provided the aggregate present value of the Covered Payments is equal to or exceeds 125% of the maximum total payment which could be made to Mr. Lowenberg without triggering the Excise Tax. If the aggregate present value of the Covered Payments, however, exceeds such maximum amount, but is less than 125% of such maximum amount, then the Company may, in its discretion, reduce the Covered Payments so that no portion of the Covered Payments is subject to the Excise Tax, and no gross-up payment would be made.

•
Agreement with Mr. Boudreau. On October 29, 2004, the Company entered into a long-term employment agreement with Mr. Boudreau, replacing a previous agreement which was entered into in March 2001. The initial employment period under the agreement ran from the effective date through March 31, 2006, and the employment period is automatically extended for successive one-year renewal periods unless either party gives timely notice of non-renewal. Neither party has delivered a non-renewal notice during the initial period, so the agreement has automatically renewed through March 31, 2007.

Mr. Boudreau’s employment agreement generally provides for: (i) the payment of an annual base salary of $350,000 (which may not be reduced after any increase); (ii) a guaranteed minimum annual bonus target of 64% of Mr. Boudreau’s base salary pursuant to the terms of the Company’s bonus plan, with a bonus opportunity for each calendar year during the initial employment period of up to 200% of the Mr. Boudreau’s guaranteed minimum annual bonus in the event the Company achieves certain “stretch” financial and work plan goals; (iii) a grant under the 2000 LTIP of an option to purchase 19,310 shares of the Common Stock, which were originally scheduled to vest in full on December 31, 2010, but on which accelerated vesting occurred on March 31, 2006 based upon the achievement of certain financial goals; (iv) an award of 14,452 shares of restricted stock awarded under the 2000 LTIP, all of which were originally scheduled to vest in full on August 31, 2011, but, with respect to 13,648 of such shares, accelerated vesting occurred on March 31, 2006 based upon the achievement of certain financial goals; (v) participation in Company employee benefit plans (other than bonus and incentive plans) on the same basis as such plans are generally made available to similarly situated senior executives of the Company; (vi) such perquisites and fringe benefits to which similarly situated executives of the Company are entitled and which are suitable for Mr. Boudreau’s position; (vii) the crediting of a deferred bonus of $400,000 (to be credited in two annual installments of $200,000 each) to Mr. Boudreau’s retirement account in the EDCP, subject to the terms and conditions of the EDCP, which bonus vested at the end of the Mr. Boudreau’s initial employment period under the employment agreement on March 31, 2006; (viii) a one time bonus in the amount necessary to make his annual salary effective as of January 1, 2004; and (ix) a one-time signing bonus in the amount of $100,000 (to be paid in two equal installments of $50,000 each).

If Mr. Boudreau’s employment is terminated prior to the expiration of the employment period (including any renewal period in effect) he is not entitled to receive any further payments or benefits that have not already been paid or provided (including any unvested portion of the option grant or restricted stock award) except as follows:

-	Mr. Boudreau will be entitled to all previously earned and accrued, but unpaid, annual base salary.

-
If Mr. Boudreau’s employment is terminated by the Company other than for Cause or Disability, or by Mr. Boudreau for Good Reason (as those terms are defined in the agreement), Mr. Boudreau is entitled to receive: (i) a severance benefit equal to 18 months of his base salary plus a specified portion of Mr. Boudreau’s bonus potential for the year based on the average percentage of the potential earned for the three prior years; (ii) reimbursement for the cost of continuing medical insurance under COBRA for 18 months after termination of employment; and (iii) if termination of employment occurs prior to the end of Mr. Boudreau’s initial employment period under the agreement, a pro rata portion of 83% of the unvested restricted stock award based on the number of days worked during the initial employment period).

-
If Mr. Boudreau’s employment terminates on account of death prior to the end of his initial employment period under the agreement, he generally is entitled to receive 83% of the unvested restricted stock award.

If Mr. Boudreau’s employment is terminated prior to expiration of the employment period (including any renewal period in effect) for any reason, Mr. Boudreau is prohibited from competing against the Company for 18 months after such termination. If termination of employment occurs solely as a result of expiration of the employment agreement, Mr. Boudreau is prohibited from competing for one year after such termination. Mr. Boudreau is also subject to certain non-solicitation and non-disclosure limitations. Entitlement to the severance benefit and the deferred bonus described above (including any prorated portion) is contingent upon compliance with these restrictive covenants.

In the event that any amount or benefit paid or distributed to Mr. Boudreau pursuant to the employment agreement, taken together with any amounts or benefits otherwise paid or distributed to Mr. Boudreau by the Company pursuant to any other arrangement or plan (collectively, the “Covered Payments”), would result in Mr. Boudreau’s liability for the payment of an Excise Tax, the Company will make a “gross-up” payment to Mr. Boudreau to fully offset the Excise Tax provided the aggregate present value of the Covered Payments is equal to or exceeds 125% of the maximum total payment which could be made to Mr. Boudreau without triggering the Excise Tax. If the aggregate present value of the Covered Payments, however, exceeds such maximum amount, but is less than 125% of such maximum amount, then the Company may, in its discretion, reduce the Covered Payments so that no portion of the Covered Payments is subject to the Excise Tax, and no gross-up payment would be made.

•
Agreement with Mr. Stiften. On April 1, 2004, the Company entered into a long-term employment agreement with Mr. Stiften. The initial employment period under the agreement runs from the effective date through March 31, 2007, and the employment period is automatically extended for successive one-year renewal periods unless either party gives timely notice of non-renewal.

Mr. Stiften’s employment agreement generally provides for: (i) the payment of an annual base salary of $325,000 (which may not be reduced after any increase); (ii) a guaranteed minimum annual bonus target of 67% of Mr. Stiften’s base salary pursuant to the terms of the Company’s bonus plan, with a bonus opportunity for each calendar year during the initial employment period of up to 200% of the Mr. Stiften’s guaranteed minimum annual bonus in the event the Company achieves certain “stretch” financial and work plan goals; (iii) a grant under the 2000 LTIP of an option to purchase 40,430 shares of the Common Stock scheduled to vest in full on March 31, 2007; (iv) a grant under the 2000 LTIP of an option to purchase 32,344 shares of the Common Stock, which were originally scheduled to vest in full on September 31, 2010, but, with respect to 10,781 of such options, the vesting date was accelerated to March 31, 2007 based upon the achievement of certain financial goals; (v) an award of 25,714 shares of restricted stock awarded under the 2000 LTIP, all of which were originally scheduled to vest in April 2014, but, with respect to 8,571 of such shares, the vesting date was accelerated to March 31, 2007 based upon the achievement of certain financial goals; (vi) participation in Company employee benefit plans (other than bonus and incentive plans) on the same basis as such plans are generally made available to similarly situated senior executives of the Company; and (vii) such perquisites and fringe benefits to which similarly situated executives of the Company are entitled and which are suitable for Mr. Stiften’s position;.

If Mr. Stiften’s employment is terminated prior to the expiration of the employment period (including any renewal period in effect) he is not entitled to receive any further payments or benefits that have not already been paid or provided (including any unvested portion of the option grant or restricted stock award) except as follows:

-	Mr. Stiften will be entitled to all previously earned and accrued, but unpaid, annual base salary.

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If Mr. Stiften’s employment is terminated by the Company other than for Cause or Disability, or by Mr. Stiften for Good Reason (as those terms are defined in the agreement), Mr. Stiften is entitled to receive: (i) a severance benefit equal to $1,085,000 if such termination occurs during the initial employment period, or, for a termination during a renewal period, an amount equal to 18 months of his base salary plus a specified portion of Mr. Stiften’s bonus potential for the year based on the average percentage of the potential earned for the three prior years; (ii) reimbursement for the cost of continuing medical insurance under COBRA for 24 months after termination of employment if termination occurs during the initial employment period, and 18 months if termination occurs during a renewal period; and (iii) a pro rata portion of the unvested shares of restricted stock based on the number of days worked during the initial employment period.

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If Mr. Stiften’s employment terminates on account of death, Disability or retirement (i.e., voluntary retirement on or after age 59 ½ but not within 90 days after a change in control (as defined in the employment agreement) of the Company) prior to the end of Mr. Stiften’s initial employment period under the agreement, Mr. Stiften generally is entitled to receive a pro rata portion of the unvested shares of restricted stock.

If Mr. Stiften’s employment is terminated prior to expiration of the employment period (including any renewal period in effect) for any reason, Mr. Stiften is prohibited from competing against the Company for 24 months after such termination. If termination of employment occurs solely as a result of expiration of the employment agreement, Mr. Stiften is prohibited from competing for 18 months after such termination. Mr. Stiften is also subject to certain non-solicitation and non-disclosure limitations. Entitlement to the severance benefit and the deferred bonus described above (including any prorated portion) is contingent upon compliance with these restrictive covenants.

In the event that any amount or benefit paid or distributed to Mr. Stiften pursuant to the employment agreement, taken together with any amounts or benefits otherwise paid or distributed to Mr. Stiften by the Company pursuant to any other arrangement or plan (collectively, the “Covered Payments”), would result in Mr. Stiften’s liability for the payment of an Excise Tax, the Company will make a “gross-up” payment to Mr. Stiften to fully offset the Excise Tax provided the aggregate present value of the Covered Payments is equal to or exceeds 125% of the maximum total payment which could be made to Mr. Stiften without triggering the Excise Tax. If the aggregate present value of the Covered Payments, however, exceeds such maximum amount, but is less than 125% of such maximum amount, then the Company may, in its discretion, reduce the Covered Payments so that no portion of the Covered Payments is subject to the Excise Tax, and no gross-up payment would be made.

Employment Agreement with Mr. Toan

Effective as of April 1, 1999, the Company entered into an employment agreement (the “Toan Employment Agreement”) with Mr. Toan for an initial term extending through March 31, 2002, with optional one-year renewal periods thereafter, pursuant to which Mr. Toan served as the Company’s Chief Executive Officer and a member of the Board of Directors. In November 2000, the Company entered into an amendment (the “2000 Amendment”) to the Toan Employment Agreement, which extended the term of the Agreement from March 31, 2002 until March 31, 2005, at which time the agreement expired.

The Toan Employment Agreement provided for an initial annual base salary of $650,000, subject to increase in the discretion of the Board of Directors and which could not be reduced after any increase. Mr. Toan was also eligible to participate in the Company’s Annual Bonus Plan for senior executives with target bonuses thereunder of a minimum of 100% of his annual base salary, payment of which depended upon the Company meeting certain targeted financial objectives determined each year by the Board of Directors in its discretion.

Pursuant to the 2000 Amendment, Mr. Toan received a special $3,500,000 Company contribution to his account in the EDCP which vested on March 31, 2005.

As part of the Toan Employment Agreement, on May 26, 1999, Mr. Toan received a one-time grant of nonqualified options to purchase 280,000 shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Pursuant to the 2000 Amendment, on November 7, 2000, Mr. Toan received an additional grant of nonqualified stock options to purchase 360,000 shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. In addition, pursuant to the 2000 Amendment, Mr. Toan received a grant of 200,000 shares of restricted stock which vested on March 31, 2005.

Under the terms of the 2000 Amendment all of Mr. Toan’s stock options and restricted stock (including grants made pursuant to the express terms of the Toan Employment Agreement and all grants prior to or after the 2000 Amendment) became fully vested on March 31, 2005, to the extent they had not already vested pursuant to their terms. Further, pursuant to the 2000 Amendment, all of Mr. Toan’s vested options will remain exercisable until their respective expiration date. Mr. Toan is also subject to certain post-employment non-solicitation, non-competition and non-disclosure restrictions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and Nasdaq, and to furnish the Company with copies of the forms. Based solely on its review of the forms it received, or written representations from reporting persons, the Company believes that all of its directors, executive officers and greater than ten percent beneficial owners complied with all such filing requirements during 2005.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationship with New York Life

Stock Ownership

New York Life is currently the beneficial owner of 24,000,460 shares (or approximately 16.21%) of the outstanding Common Stock.

In August 2001, New York Life and its subsidiary NYLIFE, LLC (“NYLife”) entered into a ten-year forward sale contract with an affiliate of Credit Suisse First Boston Corporation (“CSFB”) with respect to 9,000,000 of its shares of the Common Stock, and, in April 2003, New York Life entered into a five-year forward sale contract with CSFB and one of CSFB’s affiliates with respect to 11,000,000 of its shares of the Common Stock (together, the “Forward Sale Contracts”). New York Life has reported that, absent the occurrence of certain accelerating events, it retains the right to vote the shares under the Forward Sale Contracts (the “Forward Sale Shares”) during the term of each Forward Sale Contract.

Stockholder and Registration Rights Agreement

New York Life and the Company are parties to a Stockholder and Registration Rights Agreement dated as of October 6, 2000, amended August 17, 2001 and further amended April 25, 2003 (the “Rights Agreement”). The Rights Agreement was originally entered into in connection with the November 2000 secondary offering of a portion of the shares of Common Stock then held by New York Life (the “November 2000 Offering”). The principal terms of this agreement are described below.

Rights Regarding the Board of Directors.  New York Life has the right to designate for nomination one director to the Company’s Board of Directors as long as the aggregate number of shares of the Common Stock held by New York Life and its non-investment subsidiaries is either (i) equal to or greater than 6,000,000 shares (excluding the Forward Sale Shares), or (ii) equal to or greater than both (a) 4,000,000 shares (excluding the Forward Sale Shares), and (b) a number of shares (including the Forward Sale Shares) representing at least 14.9% of the Company’s outstanding Common Stock as of either April 25, 2003 or the date of determination (whichever is less). New York Life originally had the right to designate two directors for nomination to the Company’s Board of Directors. However, as a result of a series of transactions involving Common Stock held by New York Life and its affiliates completed during 2003, which transactions temporarily reduced New York Life’s holdings to below the minimum threshold for two director nominations, New York Life’s nomination right was reduced to one. Under the terms of the Rights Agreement, New York Life’s nomination right cannot be increased.

The Company is required to use the same efforts to cause the election of New York Life’s designee to the Board of Directors as it uses with its other nominees for director. If a vacancy occurs with respect to the director which New York Life had the right to designate, and New York Life has the right at such time to designate a director for nomination, New York Life is entitled to designate a nominee to fill the vacancy. If the Company nominates for election the person designated by New York Life, New York Life and its non-investment subsidiaries that hold shares are required to vote their shares of voting stock in favor of all directors nominated for such election.

 Registration Rights.  So long as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold more than 6,000,000 shares of the Common Stock, New York Life may request that the Company effect up to three registrations of all or part of such shares under the Securities Act of 1933. One of these registrations may be requested to be effected as a shelf registration pursuant to Rule 415 under the Securities Act, and two of these registrations may be requested to be effected as firm commitment underwritten offerings under the Securities Act of 1933. The Company is not obligated to file a registration statement at the request of New York Life: (1) within a period of 90 days after the effective date of any other registration statement of the Company (other than a registration statement on Form S-8 or its equivalent); or (2) while a registration statement relating to a shelf registration filed at the request of New York Life is effective under the Securities Act. In addition, so long as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold in excess of 6,000,000 shares of Common Stock, if the Company proposes to register shares of Common Stock for the Company’s account under the Securities Act (other than a registration on Form S-8 or its equivalent), New York Life shall have piggy-back rights with respect to such registration. The underwriters of any such offering have the right to limit the number of shares included by New York Life in any such registration if the managing underwriter indicates that, in its opinion, the number of shares to be included by New York Life would adversely affect the offering. The Company will bear the expenses of any registration described in this paragraph.

Voting of Common Stock.  New York Life and its subsidiaries have agreed to vote any shares of Common Stock held by them in favor of the slate of nominees for the Company’s Board of Directors recommended by the Company. However, this voting requirement does not apply to any of the Forward Sale Shares held by third parties pursuant to the Forward Sale Contract and which New York Life would have to recall in order to vote, provided that (i) New York Life gives proper notice to the Company indicating that such shares are being held by third parties, and (ii) the Company does not require New York Life to nonetheless recall such shares. The Company does not presently intend to call for the recall of such shares to be voted at the meeting.

Term.  The Stockholder and Registration Rights Agreement will terminate on the earlier of: (1) November 7, 2008 or (2) at such time as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold less than 6,000,000 shares of Common Stock.

Other Relationships and Transactions

Pursuant to agreements with New York Life, the Company provides pharmacy benefit management services to employees and retirees of New York Life and certain New York Life health insurance policyholders. During 2005, the total revenues that the Company derived from all services provided to New York Life were approximately $28,800,000, or 0.2% of the Company’s total revenues for 2005.

New York Life Benefit Services, Inc., a subsidiary of New York Life, administers the Company’s 401(k) and deferred compensation plans. The Company paid New York Life Benefit Services approximately $77,000 for such services during 2005.

Other Business Relationships

Samuel Skinner, a director of our company, is of counsel with the law firm of Greenberg Traurig, which was retained by the Company and one of its subsidiaries to provide certain legal services during 2005. The total fees paid by the Company for services provided by the firm during 2005 were less than $26,000.

II.    PROPOSAL TO APPROVE AND RATIFY AN AMENDMENT TO
THE EXPRESS SCRIPTS, INC. AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE
COMPANY’S COMMON STOCK FROM 275,000,000 TO 650,000,000

The Board of Directors has unanimously adopted, and proposes that the stockholders approve and ratify, an amendment to Article 4 of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) which, if adopted, would increase the number of authorized shares of Common Stock from 275,000,000 to 650,000,000 shares.

At March 31, 2006 there were 147,028,330 authorized shares of the Company’s Common Stock outstanding. Of the 127,971,670 unissued shares, approximately 9,500,000 were reserved for issuance under the Company’s stock option, employee stock purchase and deferred compensation plans, leaving a balance of approximately 118,500,000 authorized, unissued and unreserved shares of Common Stock. Without the approval of additional shares, the Board would be unable to authorize a 2-for-1 stock split.

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future business needs. The shares of Common Stock will be available for issuance by the Directors for various corporate purposes, including but not limited to, stock splits, stock dividends, grants under employee stock plans, financings, corporate mergers and acquisitions and other general corporate transactions. The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock resulting from the proposed increase in authorized shares. However, the Board may consider the issuance of additional shares in a stock split or a stock dividend in the near future, dependent upon then-existing market conditions and other factors. Having this additional authorized Common Stock available for future use will allow the Company to issue additional shares of Common Stock without the expense and delay of arranging a special meeting of stockholders. The additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of The Nasdaq Stock Market.

The issuance of additional shares of Common Stock could have the effect of making it more difficult for a third party to acquire control of the Company, or of discouraging a third party from attempting to acquire control of the Company. Management of the Company is not currently aware of any plans on the part of a third party to attempt to effect a change of control of the Company, and the amendment has been proposed for the reasons discussed above and not for any possible anti-takeover effects it could have.

The proposed additional shares of Common Stock would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently outstanding.

Article 4 of the Certificate of Incorporation also authorizes the issuance of 5,000,000 shares of preferred stock, none of which are currently outstanding. The proposed amendment will not increase or otherwise affect the Company’s authorized preferred stock.

If the amendment to increase the number of authorized shares of Common Stock is approved, the first sentence of the first paragraph of Article 4 of the Certificate of Incorporation will be amended to read in its entirety as follows:

4.    The total number of shares of stock which the Corporation has authority to issue is 655,000,000 shares, of which (i) 5,000,000 shares are preferred stock, par value $0.01 per share (the “Preferred Stock”), and (ii) 650,000,000 shares are common stock, par value $0.01 per share.

If the proposed amendment is approved, the Company will file an amendment to the Certificate of Incorporation as soon as practicable after the meeting.

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. Accordingly, abstentions and non-votes will have the effect of votes against this proposal.

The Board of Directors recommends a vote for the approval and ratification of the proposed amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 275,000,000 shares to 650,000,000 shares.

III.  APPROVAL AND RATIFICATION OF THE
EXPRESS SCRIPTS, INC. 2000 LONG TERM INCENTIVE PLAN, AS AMENDED

The Board of Directors of the Company and the stockholders previously adopted and approved the 2000 LTIP for employees and non-employee directors of the Company and its affiliates. Upon the recommendation of the Compensation Committee, the Board has adopted the Third Amendment to the 2000 LTIP (the “Amendment”), subject to stockholder approval, a copy of which is attached as part of Exhibit A to this Proxy Statement. The 2000 LTIP was amended to:

•	change the defined term “Other Stock-Based Award” to “Other Award” and revise the definition to include cash awards;
•	provide for performance based awards other than performance shares;
•	add compound annual growth in earnings per share, compound stockholder return, and average return on invested capital, as potential performance criteria for performance based awards;
•	create a maximum annual performance award to an individual of $6 million for awards not related to shares of the Common Stock; and
•	cancel any award that would be considered deferred compensation and would not comply with section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

The Amendment will not increase the number of shares available for issuance under the 2000 LTIP.

The primary reason the 2000 LTIP, as amended, is being submitted to the stockholders at this time is to allow for performance-based cash and equity compensation that is paid thereunder to be deductible by the Company for federal income tax purposes under Section 162(m) of the Code. Section 162(m) places a $1 million annual limit on the amount of compensation paid to each of the Company’s named executive officers that may be deducted by the Company for federal income tax purposes, generally, unless such compensation constitutes “qualified performance-based compensation,” which is based on the achievement of pre-established performance goals set by a committee of the Board pursuant to an incentive plan that has been approved by the Company’s stockholders. Stockholder approval of the 2000 LTIP, as amended, including the material terms of the performance measures, will constitute stockholder reapproval of the performance criteria in the 2000 LTIP which are not being amended, and approval of the new performance criteria added pursuant to the Amendment, and will satisfy the stockholder approval requirements of Section 162(m) for five additional years.

The Amendment will become effective when the 2000 LTIP, as amended, is approved by the Company’s stockholders at the meeting. If the 2000 LTIP, as amended, is not approved by our stockholders, the 2000 LTIP will continue in full force in accordance with its terms as they were in effect immediately prior to the adoption of the Amendment; except that, any payment under performance shares and other performance awards that would have been made pursuant to the 2000 LTIP, as amended, will not be made.

The 2000 LTIP provides for the grant of stock options, both incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, and other awards to eligible individuals. A summary of the principal provisions of the 2000 LTIP, as amended both by the Amendment and by the Second Amendment to the 2000 LTIP (which was approved by the Board on December 19, 2001) is set forth below. The summary is qualified by reference to the full text of the 2000 LTIP, which was attached as Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2001, the Second Amendment to the 2000 LTIP which was attached as Exhibit No. 10.27 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and the Amendment which is attached as Exhibit A to this Proxy Statement. All references to numbers of shares in this description of the 2000 LTIP have been adjusted to reflect the two two-for-one stock splits completed since the original adoption of the plan.

The Board believes that the amended 2000 LTIP will continue to promote the success and enhance the value of the Company by continuing to link the personal interest of participants to those of Company’s stockholders and by providing participants with an incentive for outstanding performance. The Board believes it is in the best interest of the Company and its stockholders to approve the 2002 LTIP, as amended.

Summary of the Express Scripts, Inc. 2000 Long Term Incentive Plan

The purpose of the 2000 LTIP is to motivate key employees to produce a greater return to the Company’s stockholders by offering these employees an opportunity to benefit from stock appreciation through stock ownership. The 2000 LTIP is intended to reward high levels of corporate performance and to facilitate the recruiting and retention of talented employees.

All full-time and part-time employees (including officers and directors who are employees) and non-employee directors (except with respect to grants of incentive stock options) of the Company and its affiliates will be eligible to participate in the 2000 LTIP at the discretion of the Compensation Committee. Approximately 12,372 individuals are currently eligible to participate in the 2000 LTIP, of which approximately 3,643 have received awards. The Compensation Committee will make awards based on, among other factors, an individual’s capacity for contributing to the future growth and profitability of the Company.  Each award will be evidenced by an agreement or certificate setting forth the terms and conditions of the award, including the term of the award, which will not be greater than ten years. All awards are non-transferable unless the agreement or certificate permits the transfer to the participant’s successor upon the participant’s death.

The Compensation Committee administers the 2000 LTIP and grants awards under the 2000 LTIP, except with respect to awards for non-employee directors, in which case the Board administers the 2000 LTIP. The Compensation Committee has the power to interpret the 2000 LTIP, to determine the terms of the agreements or certificates, and to make all other determinations necessary or advisable for the administration of the 2000 LTIP. In addition, the Compensation Committee may delegate all or any part of its authority under the 2000 LTIP to the Chief Executive Officer for purposes of determining awards of options solely to participants who are not Vice Presidents or Senior Executives (as those terms are defined) and who are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, subject to certain limitations. The Compensation Committee has made such delegation from time to time.

Upon the initial adoption of the plan, 5,400,000,000 shares of Common Stock were initially available for issuance thereunder. An additional 8,400,000 shares were made available for issuance, in three annual installments of 2,800,000 shares each, on January 1 of 2002, 2003, and 2004. Any shares forfeited under the Express Scripts, Inc. Amended and Restated 1992 and 1994 Stock Option Plans and the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan for Outside Directors (collectively, the “1992 and 1994 Plans”) have been and will continue to be added to the balance available under the 2000 LTIP. As of March 31, 2006, options for 2,701,635 shares were outstanding under the 1992 and 1994 Plans. Shares issued under the 2000 LTIP may be authorized and unissued shares or treasury shares. Any shares subject to an award under the 2000 LTIP which are not used because the award expires, the conditions of the award are not met, or the award is forfeited may be used again for an award under the 2000 LTIP. Any shares covered by a stock appreciation right in excess of the number of shares issued, used to pay a purchase or exercise price, or used to satisfy tax withholdings may also be used again under the 2000 LTIP. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited award or any award settled in cash in lieu of shares will be available for further awards. The closing price of the Common Stock on March 31, 2006, as reported on the Nasdaq National Market, was $87.90 per share.

Types of Awards

General. The Compensation Committee has the discretion to award options, stock appreciation rights, restricted stock, performance shares, and other awards.

Options. Options may be either incentive stock options or non-qualified stock options. Only non-qualified stock options may be granted to non-employee directors. To date, no incentive stock options have been issued under the 2000 LTIP. The purchase price of the option is set forth in the agreement or certificate but may not be less than 100% of the fair market value of the shares on the grant date. Fair market value, as defined, generally means the closing sales price of the Common Stock. Options, once issued, may not be repriced without first obtaining the approval of the stockholders. The purchase price is payable in full at the time of exercise, provided that, to the extent permitted by law and in accordance with rules adopted by the Compensation Committee, participants may simultaneously exercise options and sell the shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such shares. The purchase price may be paid in cash or, if the Compensation Committee so permits, through delivery or tender to the Company of shares held, either actually or by attestation, by the participant for at least six months, or, if the Compensation Committee so permits, a combination thereof, unless otherwise provided in the agreement or certificate; provided that, no shares may be tendered in exercise of an incentive stock option if such shares were acquired by the optionee through the exercise of an incentive stock option unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since the grant date. Further, the Compensation Committee, in its discretion, may approve other methods or forms of payment of the purchase price, and establish rules and procedures therefor.

A participant may not hold incentive stock options with a fair market value (determined as of the date of grant) in excess of $100,000 in the year in which they are first exercisable if such limitation is necessary to qualify the option as an incentive stock option. If, when an incentive stock option is granted, the participant possesses more that 10% of the total voting power of all of the stock of the Company and its subsidiaries, the option price for such incentive stock option will be at least 110% of the fair market value of the shares subject to the option on the grant date, and such option will expire five years after the grant date.

The Board (which may delegate the determination to a committee of the board) may determine the level of an option award for a non-employee director, and the board may consider such factors as compensation practices of comparable companies with respect to directors, consultants’ recommendations and such other information as the Board may deem appropriate. The Board has adopted certain policies regarding equity awards to non-employee directors (see “Item 1 - Election of Directors - Directors’ Compensation” beginning on page ___). In the absence of action by the Board, each individual who is first elected or appointed as a non-employee director after the adoption of the 2000 LTIP shall receive (i) an option to acquire 12,000 shares on the date of the first meeting of the Board after such director’s election or appointment, and a like grant on each anniversary of such date, and (ii) an option to acquire 16,000 shares on the date of the first meeting of the board after such director’s election or appointment, and a like grant each third year thereafter. The term of an option granted to a non-employee director shall be seven years from the date that it is granted. Subject to provisions on a change in control (described below) and the provisions on termination of service (described below), an option granted to a non-employee director shall become exercisable in installments on a cumulative basis at a rate of one-third each year, beginning on the first anniversary of the date of grant and on each successive anniversary thereafter, until the date such option expires or is terminated.

As of March 31, 2006, options for 4,409,910 shares were outstanding under the 2000 LTIP.

Stock Appreciation Rights. Stock appreciation rights entitle the participant, subject to the terms and conditions determined by the Compensation Committee, to all or a portion of the excess of the fair market value of a specified number of shares on the exercise date over a specified price, which will not be less than 100% of the fair market value of the shares on the grant date. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option. If issued in connection with an option, the Compensation Committee may impose a condition that its exercise cancels the connected option and that exercise of the connected options cancels the stock appreciation right. Each stock appreciation right may be exercisable in whole or in part according to the agreement or certificate. Except as otherwise provided in the agreement or certificate, upon exercise of a stock appreciation right, the participant will receive cash, stock or a combination of cash and stock (as determined by the Compensation Committee if not otherwise specified in the award) as promptly as practicable after such exercise. The agreement or certificate may limit the amount or percentage of the total appreciation on which payment may be made in the event of the exercise of a stock appreciation right. As of March 31, 2006, stock appreciation rights for 803,787 shares were outstanding under the 2000 LTIP.

Performance Shares and Other Performance Award.  Performance shares and other performance-based awards entitle the participant to future payments based upon the achievement of performance targets (as described below) established in writing by the Compensation Committee. The agreement or certificate may establish that a portion of the maximum amount of an award will be paid for performance that exceeds the minimum target but falls below the maximum target and will provide for the timing of such payment. The agreement or certificate may permit an acceleration of the performance period and an adjustment of performance targets and payments with respect to some or all of the performance shares awarded to a participant, upon such terms and conditions as will be set forth in the agreement or certificate, upon the occurrence of certain events, which may include a fundamental change, the participant’s death or disability, a change in accounting practices of the Company or its affiliates, or, with respect to payments in stock for performance share awards, a reclassification, stock dividend, stock split or stock combination as provided in the 2000 LTIP. A “fundamental change” generally means a dissolution or liquidation of the Company, a sale of substantially all of the Company’s assets, a merger or consolidation of the Company, regardless of whether the Company is the surviving entity, or a statutory share exchange. To the extent cash is distributed, a performance share earned after the conclusion of the performance period will have a value equal to the fair market value of a share of Common Stock on the last day of the performance period. Following conclusion or acceleration of each performance period, the Compensation Committee will determine the extent to which performance targets have been attained, any other terms and conditions have been satisfied and payment is due. As of March 31, 2006, performance shares with an aggregate target of 46,250 shares were outstanding under the 2000 LTIP.

Restricted Stock.  Restricted stock may be granted in the form of shares registered in the name of the participant but held by the Company until the restrictions have lapsed. Restricted stock may, in the discretion of the Compensation Committee, provide dividends and voting rights prior to vesting. The Compensation Committee in its discretion may establish any employment conditions, performance conditions (as described below), or restrictions on transferability. The term of any award or performance period may not exceed ten years. As of March 31, 2006, 294,776 shares of restricted stock were outstanding under the 2000 LTIP.

Other Awards.  The Compensation Committee may also grant other stock-based or cash awards in its sole discretion, including, without limitation, those awards pursuant to which a cash bonus may be made or shares may be acquired in the future, such as awards denominated in stock, stock units, securities convertible into stock and phantom securities.

Performance Targets and Conditions.  Any performance targets related to performance share awards or other performance-based awards, and any performance conditions related to the lapse of restrictions on restricted stock awards, will be determined by the Compensation Committee and will be based on performance targets that consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total or net operating asset turnover, operating income, total stockholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, sales growth, successful transition of the Company’s clients to new claim adjudication platforms, or achievement of post-merger integration, marketing, operating or work plan goals, and, in addition with respect to performance share awards or other performance-based awards, compound annual growth in earnings per share, compound stockholder return and average return on invested capital, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance.

Termination of Employment

Except as otherwise determined by the Compensation Committee, or as otherwise provided in the award agreement or certificate (which may, without limitation, provide for an extension of the exercisability of options and stock appreciation rights, but in no event after expiration of their stated terms), the following will take place in the event of termination of employment by a participant:

In the event that the participant’s employment is terminated, any options or stock appreciation rights become fully exercisable for one year upon termination of employment if the employee is terminated for any reason other than cause or a change in control (as discussed below); except that, with respect to options or stock appreciation rights granted before December 19, 2001, if the participant’s employment is terminated for any reason other than death, disability, retirement or for cause, any options or stock appreciation rights remain exercisable for one month after termination of the participant’s employment, but only to the extent such options or stock appreciation rights were exercisable immediately prior to such termination of employment, except as provided on a change in control (as discussed below). The options or stock appreciation rights expire if the employee is terminated for cause. However, in no event may any option or stock appreciation right be exercised after the expiration of its term. Any option or stock appreciation right that is not exercised within the above periods, except as otherwise provided in the agreement or certificate, will terminate as of the end of the periods described above.

Except as provided with respect to a change in control (as discussed below) or otherwise in this paragraph, all outstanding options held by a non-employee director terminate immediately if such individual ceases to be a non-employee director for any reason other than death or disability, provided that, if the non-employee director has attained age sixty-five at the time of such cessation, the portion of his or her outstanding options that have not become exercisable as of such date shall terminate immediately, and the remaining portion, if any, shall remain exercisable for a period of three months following such cessation, and shall thereafter terminate. If an optionee ceases to be a non-employee director due to death or disability, all outstanding options held by such optionee shall immediately become fully exercisable to the extent not so exercisable, shall remain exercisable for a period of three months following such cessation and shall thereafter terminate. However, in no event may any option be exercised after the expiration of its term.

With respect to performance shares, in the event that the participant’s employment is terminated because of death, disability, retirement, or another reason approved by the Compensation Committee, unless otherwise specified in the agreement or certificate, the participant will receive a payment of performance shares at the end of the performance period to the extent that the performance targets were achieved as of the end of such period, as determined at the end of the performance period, calculated pro rata based on the number of days of employment during the performance period. Except as provided in this paragraph or in the agreement or certificate, if employment terminates during a performance period, then the participant will not receive any payment with respect to that performance period.

With respect to restricted stock, unless otherwise provided in the agreement or certificate, in the event of the participant’s death, disability, or retirement, the participant will receive a pro rata portion of restricted stock under outstanding awards, based on the number of days of employment. The restrictions on such shares will lapse, and the remaining undistributed restricted stock will be forfeited.

The 2000 LTIP defines “disability” as a physical or mental incapacity of a nature that prevents the participant from engaging in or performing the principal duties of his or her customary employment on a continuing or sustained basis, provided that, if a participant has entered into an employment agreement with the Company, the Compensation Committee may determine to substitute the definition of “disability” set forth in that agreement. All determinations as to the date and extent of disability of any participant will be made by the Compensation Committee upon the basis of such evidence as it deems necessary or desirable. Unless otherwise provided in an agreement or certificate, the 2000 LTIP defines “retirement” as the termination of employment after either (i) attainment of age 65, or (ii) the normal retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

Change in Control

Certain provisions of the 2000 LTIP apply upon a change in control, which the 2000 LTIP generally defines as:

•	a change in the composition of a majority of the Board of Directors without the approval of the incumbent directors (as defined);
•	an acquisition of more than 25% of the Company’s Common Stock or voting power, except certain acquisitions by specified types of affiliates;
•
a reorganization, merger, share exchange, or consolidation, unless (i) the Company’s stockholders possess more than 50% of the surviving company’s outstanding common stock and the combined voting power of the outstanding voting stock entitled to vote in the election of directors, (ii) no person or group who did not own 25% or more of the Company’s Common Stock or the outstanding voting stock entitled to vote in the election of directors before the change in control owns 25% or more of the common stock or the outstanding voting stock entitled to vote in the election of directors of the surviving company, and (iii) at least a majority of the board of directors of the surviving company were members of the incumbent directors of the Company before the change in control;

•	the sale or disposition of all or substantially all of the Company’s assets; or
•	a stockholder-approved liquidation or dissolution of the Company.

The definition of change in control appears in Section 2(g) of the 2000 LTIP, which should be reviewed for a complete statement of its terms.

Public Market After Change in Control

Except as may otherwise be provided in an agreement or certificate, the following provisions apply if there is a public market for the Company’s stock, or the common stock for which the Company’s common stock is exchanged, after the change in control transaction:

Stock Options and Stock Appreciation Rights. Any option or stock appreciation right that has not expired or been terminated will, to the extent not yet exercisable, become fully exercisable.

Restricted Stock, Performance Shares, and Other Awards

•
If a participant who is a Vice President or Senior Executive (as defined) is not offered comparable employment (as defined), any applicable restrictions on any awards will lapse, provided that the participant will receive performance shares (or payment therefor) only to the extent that performance targets were met as of the change in control.

•
If a participant who is a Vice President or Senior Executive is offered and accepts comparable employment on or before the change in control, any restrictions on one-half of any awards held by the applicable participant will lapse.

•	The awards of any person receiving but not accepting an offer of comparable employment will be subject to the standard employment termination provisions without regard to the change in control.
•
If a participant’s employment is terminated involuntarily without cause or a Vice President or Senior Executive participant’s employment is voluntarily terminated because he or she no longer has comparable employment, then any applicable restrictions on any awards will lapse, provided that the participant will receive performance shares only to the extent that performance targets were met as of the termination.

•	Any restrictions on any awards held by a non-employee director will lapse.

Lack of Public Market After Change in Control

Except as may be otherwise provided in an agreement or certificate, the following provisions apply if there is no public market for the Company’s stock, or the common stock for which the Company’s common stock is exchanged, after the change in control transaction. On the closing of the transaction any unexercised options and stock appreciation rights and any remaining restricted stock, performance shares or other awards will be repurchased by the Company based on the price received by the Company’s stockholders whose stock is acquired in the change in control. The purchase price for any restricted stock, performance shares or other awards as to which the restrictions have not lapsed will be placed in escrow, to be paid to the employee when the restrictions lapse or to be returned to the Company if the award is subsequently forfeited.

Miscellaneous Provisions

No participant may receive any combination of awards relating to more than 1,000,000 shares in the aggregate in any fiscal year of the Company under the 2000 LTIP. In addition, no participant may receive any combination of other performance awards that do not relate to shares exceeding six million dollars in the aggregate in any fiscal year of the Company under the 2000 LTIP.

Appropriate adjustments in the aggregate number and type of securities available for awards, in the limitations on the number and type of securities that may be issued to an individual participant, in the number and type of securities and amount of cash subject to awards then outstanding, in the option purchase price as to any outstanding options, in the purchase price as to any outstanding stock appreciation rights and, subject to the acceleration and adjustment of performance targets, in outstanding performance shares and payments with respect to outstanding performance shares, and comparable adjustments, if applicable, to any outstanding other stock-based award, will be made by the Compensation Committee to give effect to adjustments made in the number or type of shares through a fundamental change (as defined), reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock combination, rights offering, spin-off or other relevant change, provided that fractional shares will be rounded to the nearest whole share, for which purpose one-half share will be rounded down to the nearest whole share.

The 2000 LTIP will remain in effect until the termination of the 2000 LTIP or the later of the distribution of all shares reserved under the 2000 LTIP or the expiration of all awards. No award of an incentive stock option will be made more than ten years after the effective date (or such other limit as may be required by the Internal Revenue Code) if such limitation is necessary to qualify the option as an incentive stock option. The Company may withhold from any payment under the 2000 LTIP any required withholding taxes. The Board of Directors may amend, modify, terminate, or suspend the 2000 LTIP, and the Compensation Committee may amend any agreement or certificate, provided, in each instance, that any necessary approval of the stockholders is obtained and no participant’s rights are adversely affected unless otherwise permitted by an agreement or a certificate or the law. The Compensation Committee may make appropriate adjustments to take into account changes in capitalization. The 2000 LTIP will be unfunded and will not require the segregation of any assets.

If any award would be considered deferred compensation as defined under Code Section 409A and would fail to meet the requirements of Code Section 409A, then such award shall be null and void.

Certain Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2000 LTIP and with respect to the sale of Common Stock acquired under the 2000 LTIP. This summary is based upon the provisions of the Code, and regulations promulgated thereunder, as in effect on the date of this proxy statement. Changes in the law may modify this discussion, and in some cases the changes may be retroactive. Further, this summary is not intended to be a complete discussion of all the federal income tax consequences associated with the 2000 LTIP. Accordingly, for precise advice as to any specific transaction or set of circumstances, participants should consult with their own tax and legal advisors. Participants should also consult with their own tax and legal advisors regarding the application of any state, local, and foreign taxes and any federal gift, estate, and inheritance taxes.

Incentive Stock Options

Some options may constitute “incentive stock options” within the meaning of Section 422 of the Code. If the Company grants an incentive stock option, the participant will not be required to recognize income upon the grant of the incentive stock option, and the Company will not be allowed to take a deduction.

Similarly, when the participant exercises any incentive stock options, provided the participant has not ceased to be an employee for more than three months before the date of exercise, the participant will not be required to recognize income, and the Company will not be allowed to take a deduction. For purposes of the alternative minimum tax, however, the amount by which the aggregate fair market value of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the incentive stock option is exercised. The Code imposes an alternative minimum tax on a taxpayer whose alternative minimum taxable income, as defined in Section 55(b)(2) of the Code, exceeds the taxpayer’s adjusted gross income.

Additional tax consequences will depend upon how long participants hold the shares of Common Stock received after exercising the incentive stock options. If a participant holds the shares for more than two years from the date of grant and one year from the date of exercise of the option, upon disposition of the shares, the participant will not recognize any ordinary income, and the Company will not be allowed to take a deduction. However, the difference between the amount the participant realizes upon disposition of the shares and the basis (i.e., the amount the participant paid upon exercise of the incentive stock option) in those shares will be taxed as a long-term capital gain or loss.

If the participant disposes of shares acquired upon exercise of an incentive stock option which he or she has held for less than two years from the date of grant or one year from the date of exercise (“Disqualifying Disposition”), the participant generally will recognize ordinary income in the year of the disposition. To calculate the amount of ordinary income that must be recognized upon a Disqualifying Disposition, make the following determinations and calculations:

•	determine which is smaller: the amount realized on disposition of the shares or the fair market value of the shares on the date of exercise;

•	next, subtract the basis in those shares from the smaller amount. This is the amount of ordinary income that the participant must recognize.

To the extent that the participant recognizes ordinary income, the Company is allowed to take a deduction. In addition, the participant must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that the participant realizes upon disposition of those shares which exceeds the fair market value of those shares on the date the participant exercised the option. The participant will recognize a short-term or long-term capital loss, depending on whether the holding period for the shares exceeds one year, to the extent the basis in the shares exceeds the amount realized upon disposition of those shares.

As noted above, the excess of the fair market value of the shares at the time the participant exercises his or her incentive stock option over the exercise price for the shares is an item of tax preference that may be subject to the alternative minimum tax. However, for persons subject to the Section 16(b) restriction, the tax preference generally will not arise until six months after the grant of the incentive stock option, and, if this date is after the incentive stock option is exercised, the measure of the tax preference will be the excess of the fair market value of the shares six months after the incentive stock option grant over the stock option price.

Non-Qualified Stock Options

If the participant receives a non-qualified stock option, the participant will not recognize income at the time of the grant of the stock option; however, the participant will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise and (b) the amount of cash paid for the stock. The Company will be entitled to a deduction in the same amount. The ordinary income the participant recognizes will be subject to applicable tax withholding by the Company. When the participant sells these shares, any difference between the sales price and the exercise price, to the extent not already recognized as ordinary income, will be treated as a capital gain or loss.

Restricted Stock

Unless a timely 83(b) election is made, as described in the following paragraph, a participant generally will not recognize taxable income upon the grant of restricted stock because the restricted stock generally will be nontransferable and subject to a substantial risk of forfeiture. A participant will recognize ordinary income when the restrictions that impose a substantial risk of forfeiture of such shares of Common Stock or the transfer restrictions (collectively, the “Restrictions”) lapse. The amount recognized will be equal to the difference between the fair market value of such shares at such time and the original purchase price paid for the shares, if any. The ordinary income recognized by a participant with respect to restricted stock awarded under the 2000 LTIP will be subject to applicable tax withholding by the Company. If a timely 83(b) election has not been made, any dividends received with respect to Common Stock subject to the Restrictions will be treated as additional compensation income and not as dividend income.

A participant may elect, pursuant to Section 83(b) of the Code, to recognize as ordinary income the fair market value of the restricted stock upon grant, notwithstanding that the restricted stock would otherwise not be includable in gross income at that time. If such election is made within 30 days of the date of grant, then the participant would include in gross income an amount equal to the difference between the fair market value of the restricted stock on the date of grant and the purchase price paid for the restricted stock, if any. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the Participant.

The Section 83(b) election is irrevocable. If a Section 83(b) election is made and the participant then forfeits the restricted stock, the participant may not deduct as a loss the amount previously included in gross income.

A participant’s tax basis in shares of restricted stock received pursuant to the 2000 LTIP will be equal to the sum of the amount (if any) the participant paid for the Common Stock and the amount of ordinary income recognized by such participant as a result of making an 83(b) election or upon the lapse of the Restrictions. Unless a Section 83(b) election is made, the participant’s holding period for such shares for purposes of determining gain or loss on a subsequent sale will begin on the date the Restrictions on such shares lapse.

In general, the Company will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a participant with respect to shares of restricted stock awarded pursuant to the 2000 LTIP.

If, subsequent to the lapse of the Restrictions on the shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the participant will be taxed as a capital gain or capital loss.

Stock Appreciation Rights/Performance Shares

A participant generally will not recognize taxable income upon the grant of stock appreciation rights or performance shares. Instead, a participant will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the stock appreciation right or performance share award. The ordinary income the participant recognizes will be subject to applicable tax withholding by the Company.

Upon selling any Common Stock received by a participant in payment of an amount due under a stock appreciation right or performance share award, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant’s tax basis in the Common Stock.

Other Awards

The tax consequences associated with any other award granted under the 2000 LTIP will vary depending on the specific terms of such award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, the applicable holding period and the participant’s tax basis.

Income Tax Rates on Capital Gain and Ordinary Income

Under current tax law, short-term capital gain and ordinary income will be taxable at a maximum federal rate of 35%. Phase outs of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher marginal tax rates. Ordinary compensation income generally will also be subject to the Medicare tax and, under certain circumstances, a social security tax. On the other hand, long-term capital gain will be taxable at a maximum federal rate of 15%.

Non-United States Taxpayers

If the participant is subject to the tax laws of any country other than the United States, the participant should consult his or her own tax and legal advisors to determine the tax and legal consequences of any award received under the 2000 LTIP.

Amended 2000 LTIP Benefits

The Amended 2000 LTIP will provide the directors, officers, and employees of the Company with certain benefits, as described above and in the chart below. Therefore, the current directors and executive officers of the Company have a direct personal interest in the approval of this proposal. If the Amended 2000 LTIP is approved by the stockholders, the following persons will receive the performance shares below, which were awarded in February 2006, subject to stockholder approval of the amended plan. Additionally, the following persons were awarded in February 2006, or are entitled to receive in 2006, the stock appreciation rights, shares of restricted stock and stock options pursuant to the 2000 LTIP, whether or not the Amended 2000 LTIP is approved.

NEW PLAN BENEFITS
Express Scripts, Inc. 2000 Long-Term Incentive Plan, as Amended
Name and Title	Stock Options	Performance Shares (1)	Stock Appreciation Rights (1)	Shares of Restricted Stock (1)
George Paz President & Chief Executive Officer	--	13,647	68,924	13,647
Barrett A. Toan Chairman, Director and Former Chief Executive Officer	6,000 (2)
David A. Lowenberg Chief Operating Officer	--	5,715	28,863	5,715
Thomas M. Boudreau Senior Vice President & General Counsel	--	3,481	17,578	3,481
Edward J. Stiften Senior Vice President & Chief Financial Officer	--	5,480	27,677	5,480
Patrick McNamee Senior Vice President & Chief Information Officer	--	1,862	9,404	1,862
Executive Group (3)	--	46,250	236,075	46,579
Non-Executive Director Group (4)	60,000 (2)	--	--	--
Non-Executive Officer Employee Group (5)	24,582	--	567,712	22,724

(1) The performance shares, stock appreciation rights and shares of restricted stock are described following this table.
(2) Each of the Company’s non-employee directors is entitled to receive an option to purchase 4,500 shares of the Company’s Common Stock on the date of the first Board of Directors meeting he or she attends as a non-employee director, and an option to acquire 6,000 shares of the Company’s Common Stock on the date of each of the Company’s Annual Meeting of Stockholders thereafter.  See “Item 1 - Election of Directors - Directors’ Compensation” for additional information regarding director stock options.
(3) Consists of 13 persons.
(4) Consists of 10 persons.
(5) Consists of 12,372 persons.

Performance Shares.  The performance shares are settled in shares of the Company’s Common Stock on a share-for-share basis.  The number of shares of Common Stock to be delivered upon settlement of the performance shares is determined based upon the Company’s performance over a set period versus a peer group of companies selected by the Compensation Committee.

Specifically, the number of shares issued in settlement of the performance share awards will depend on where the Company’s performance for the period from January 1, 2006 through January 1, 2009 ranks in relation to the designated peer group in three equally-rated metrics:

▪	compound annual shareholder return (price appreciation plus reinvestment of monthly dividends and the compounding effect of dividends paid on reinvested dividends),
▪	compound annual growth in earnings per share (basic earnings per share before extraordinary items and discontinued operations), and
▪
average return on invested capital (income before extraordinary items (available for common stock) divided by total invested capital, which is the sum of total long-term debt, preferred stock, minority interest and total common equity).

In order for any shares to be issued under the performance share awards, the Company’s composite performance must rank in at least the 40th percentile in relation to its peer group.  Assuming the Company’s composite performance for the performance period is at the 40th percentile, the actual shares of Common Stock issued will equal 35% of the award targeted for the Named Executive Officer; at the 50th percentile, the actual shares of Common Stock issued will equal 100% of the award targeted for the Named Executive Officer; and at the 80th percentile, the actual shares of Common Stock issued will equal 250% of the award targeted for the Named Executive Officer, which is the maximum number of shares that can be awarded.  If the Company’s composite performance falls between these percentile rankings, the actual shares of Common Stock issued will be determined by interpolation.

Realization of the performance share awards and their actual value, if any, will depend on the applicable targets being met and the market value of the Common Stock on the date the performance share awards are settled.

The awards provide for certain rights in the event of termination of employment as a result of death, disability or retirement, but terminate in the event of termination of employment for any other reason prior to the last day of the performance period.  Notwithstanding the foregoing, the awards provide that upon a change of control (as defined) prior to the last day of the performance period, participants who remain employed on the date of a change in control or who terminated earlier on account of death, disability or retirement will receive cash equal to the value of the Common Stock represented by the performance shares on the last trading day before the change in control.

Stock Appreciation Rights.  The stock appreciation rights (“SARs”) were granted with a specified exercise price of $87.27 per share, which was equal to the fair market value of the Common Stock on the date of grant, and will be settled in Common Stock to the extent there has been appreciation in the market value of the Common Stock from the date of grant to the date such SARs are exercised.  The SARs vest and become exercisable in equal amounts annually over a period of three years on the anniversary date of the grant, and expire on the seventh anniversary of their grant.  The actual value, if any, of the SARs will depend on the market value of the Common Stock on the date the SARs are exercised.

Restricted Stock.  The shares of restricted stock awarded to the Named Executive Officers are initially subject to restrictions which prohibit the sale or transfer of the restricted stock.  The restrictions on the restricted stock lapse as to one-third of each award annually over a period of three years on the anniversary date of the grant.  Holders are entitled to the same rights to dividends on and to vote shares of restricted stock as other shareholders.

The Board of Directors recommends a vote for the approval and ratification of the Express Scripts, Inc. 2000 Long Term Incentive Plan, as amended.

IV.  RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP served as the Company’s independent registered public accountants for the year ended December 31, 2005. The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP to act in that capacity for the year ending December 31, 2006. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from stockholders.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee of the Board of Directors continues to believe it appropriate as a matter of policy to request that the stockholders ratify the appointment of PricewaterhouseCoopers LLP as principal independent registered public accountants. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain PricewaterhouseCoopers LLP or appoint another auditor. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and December 31, 2005, as well as fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods:

	2005	2004
Audit fees (1)	$2,074,450	$1,615,659
Audit-related fees (2)	96,881	184,775
Tax fees (3)	--	146,605
All other fees (4)	1,500	1,500
Total Fees	$2,172,831	$1,948,539
___________

(1)
Audit fees are fees paid for professional services rendered for the audit of the Company’s annual consolidated financial statements, for reviews of the Company’s interim consolidated financial statements, and for the audit of internal controls over financial reporting. Audit fees also include fees for work generally only the independent auditor can be expected to provide such as services associated with documents filed with the SEC and with assistance in responding to SEC comment letters, as well as reports on internal control reviews required by regulators.

(2) Audit-related fees are fees paid for assurance and related services performed by the Company’s independent registered public accountant including due diligence services related to contemplated mergers and acquisitions, internal control reviews not required by regulators, and employee benefit plan audits.

(3) Tax fees are fees paid for tax compliance, tax planning and tax advice. During 2003, the Company implemented a policy regarding pre-approval of services provided by the independent accountants. In conjunction with the policy, PricewaterhouseCoopers LLP is prohibited from performing tax services with the exception of the completion of previously approved tax projects. The tax fees paid in 2004 were for projects that began in 2002.

(4) All other fees includes any fees earned for services rendered by PricewaterhouseCoopers LLP during 2004 and 2005 which are not included in any of the above categories. The other fees for 2004 and 2005 consist of licensing fees paid by the Company with respect to certain accounting research software.

Policy Regarding Pre-Approval of Services Provided by the Independent Registered Public Accountants

The Audit Committee Charter requires the committee’s pre-approval of all services, both audit and permitted non-audit, to be performed for the Company by the independent auditors. In determining whether proposed services are permissible, the Audit Committee considers whether the provision of such services is compatible with maintaining auditor independence. As part of its consideration of proposed services, the Audit Committee may (i) consult with management as part of the decision-making process, but may not delegate this authority to management, and (ii) delegate, from time to time, its authority to pre-approve such services to one or more committee members, provided that any such approvals are presented to the full committee at the next scheduled Audit Committee meeting.

The Board of Directors unanimously recommends a vote FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the year ending December 31, 2006.

STOCKHOLDER PROPOSALS

In accordance with the amended Bylaws of the Company, a stockholder who, at any annual meeting of stockholders of the Company, intends to nominate a person for election as director or present a proposal must so notify the Secretary of the Company, in writing, describing such nominee(s) or proposal and providing information concerning such stockholder and the reasons for and interest of such stockholder in the proposal. Generally, to be timely, such notice must be received by the Secretary not less than 90 days nor more than 120 days in advance of the first anniversary of the preceding year’s annual meeting, provided that in the event that no annual meeting was held the previous year or the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, or in the event of a special meeting of stockholders called to elect directors, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. For the Company's annual meeting to be held in 2007, any such notice must be received by the Company at its principal executive offices between January 24, 2007 and February 23, 2007 to be considered timely for purposes of the 2007 annual meeting. Any person interested in offering such a nomination or proposal should request a copy of the relevant Bylaw provisions from the Secretary of the Company. These time periods also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet to have a proposal included in the Company's proxy statement.

Stockholder proposals intended to be presented at the 2007 annual meeting must be received by the Company at its principal executive office no later than December ____, 2006, in order to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any proposal, the Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

CODE OF ETHICS

The Company has adopted a Code of Ethics which applies to all of its directors, officers, and employees including the Company’s senior financial officers. A copy of the Code of Ethics is available in the Investor Information section of the Company’s website at www.express-scripts.com. The Company will post any amendments to the Code of Ethics, or any waivers of the Code of Ethics for a director, executive officer or senior financial officer of the Company, in the same section of the Company’s website.

OTHER MATTERS

Management does not intend to bring before the meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the meeting. If any other matters or motions properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of management on such matters or motions, including any matters dealing with the conduct of the meeting.

ONLINE DELIVERY OF DOCUMENTS

If you would like to receive next year’s proxy statement, Annual Report and all other stockholder information electronically, visit the Investor Relations section of the Company’s website, which can be accessed from the Investor Information section of our homepage at www.express-scripts.com. By electing to receive these materials electronically, you can save the Company the cost of producing and mailing these documents.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Express Scripts, Inc., Attention: Investor Relations, 13900 Riverport Drive, Maryland Heights, MO 63043.

SOLICITATION OF PROXIES

The Company will bear the cost of the solicitation of proxies for the meeting. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company. Solicitation will be made by mail and also may be made personally or by telephone, facsimile or other means by the Company’s officers, directors and employees, without special compensation for such activities. We have also hired MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies. MacKenzie will receive a fee for such services of no more than $6,500, plus reasonable out-of-pocket expenses, which will be paid by the Company.

By Order of the Board of Directors

Thomas M. Boudreau
April ___, 2006             Senior Vice President, General Counsel
and Secretary

EXHIBIT A

THIRD AMENDMENT TO
EXPRESS SCRIPTS, INC. 2000 LONG-TERM INCENTIVE PLAN

RECITALS

A.  Express Scripts, Inc. (the “Company”) currently has a 2000 Long-Term Incentive Plan, which was adopted August 9, 2000, which was amended on February 6, 2001 and December 19, 2001 (the “2000 Plan”).

B.  On February 21, 2006 (the “Board Approval Date”), the Board of Directors of the Company approved this Third Amendment to the 2000 Plan as set forth herein.

AMENDMENT

1.  Amendment to Subsection 2(v). With respect to Awards granted on or after the Board Approval Date, Subsection 2(v) of the 2000 Plan is hereby amended to read as follows:

(v)  “Other Award” means an Award of Stock, an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares, or a cash Award.

2.  Amendment to Subsection 2(z). With respect to Awards granted on or after the Board Approval Date, Subsection 2(z) of the 2000 Plan is hereby amended to read as follows:

(z)  “Performance Period” means the period of time as specified in an Agreement over which Performance Shares or Other Performance Awards (as defined in Section 9) are to be earned.

3.  Amendment to Subsections 6(g)(ii) and (iii). With respect to Awards granted on or after the Board Approval Date, Subsections 6(g)(ii) and (iii) of the 2000 Plan are hereby amended to add the following sentence to the beginning thereof:

Except as may be otherwise specified in the terms of any Award, the following provisions of this subsection shall apply.

4.  Amendment to Subsection 9(a). With respect to Awards granted on or after the Board Approval Date, Subsection 9(a) of the 2000 Plan is amended to add compound annual growth in earnings per share, compound stockholder return and average return on invested capital as performance targets and to otherwise read as follows:

         9.  Performance Shares and Other Performance Awards.

(a)  Initial Award. An Award of Performance Shares or Other Performance Award (which shall mean an Other Award as described in Section 11 subject to the terms of this Section 9) shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in cash or Stock, or a combination of cash and Stock, as determined by the Committee. Such performance targets shall be determined by the Committee in its sole discretion and shall consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), compound annual growth in earnings per share, inventory, total or net operating asset turnover, operating income, total stockholder return, compound stockholder return, return on equity, average return on invested capital, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, successful transition of the Company’s clients to new claim adjudication platforms, achievement of post-merger integration, marketing, operating or workplan goals, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant’s Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award or Other Performance Award. In addition to the limitations set forth in Section 6(j), no Participant may receive any combination of Other Performance Awards that do not relate to Shares exceeding Six Million Dollars ($6,000,000) in the aggregate in any fiscal year of the Company under this Plan.

5.  Amendment to Section 11. With respect to Awards granted on or after the Board Approval Date, Section 11 of the 2000 Plan is amended to read as follows:

11.  Other Awards. The Committee may from time to time grant Awards of Stock and other Awards under this Plan (collectively herein defined as “Other Awards”), including without limitation those Awards pursuant to which a cash bonus award may be made or pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock, Stock Units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate. In addition, the Committee may, in its sole discretion, issue such Other Awards subject to the performance criteria under Section 9 hereof.

6.  Amendment to the Term “Other Stock-Based Award.” The term “Other Stock-Based Award” in the 2000 Plan shall be replaced with “Other Award” each place it appears in the 2000 Plan, and any references to shares or stock in connection with such term shall be deemed to include cash to the extent any such Other Award is payable in cash.

7.  New Section Regarding Code Section 409A. The 2000 Plan is amended to add a new Section 17 to the end thereof to read as follows:

17. Deferred Compensation. If any Award would be considered deferred compensation as defined under Code Section 409A and would fail to meet the requirements of Code Section 409A, then such Award shall be null and void.

PRELIMINARY COPY
April ___, 2006

Dear Stockholder:

The Annual Meeting of Stockholders of Express Scripts, Inc. will be held at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, at 9:30 a.m. on Wednesday, May 24, 2006.

It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, vote by telephone or the Internet or execute the attached proxy form below, and return it promptly in the envelope provided.

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES (1-800-776-9437) and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS è

☑ Please Detach and Mail in the Envelope Provided ☑
___________________________________________________________________________________________________________________________________________________________

X	Please mark your votes as in this example.

(1) Election of Directors
☐	FOR ALL THE NOMINEES LISTED BELOW (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

NOMINEES: GARY G. BENANAV FRANK J. BORELLI MAURA C. BREEN NICHOLAS J. LaHOWCHIC THOMAS P. Mac MAHON JOHN O. PARKER, JR.	GEORGE PAZ SAMUEL K. SKINNER SEYMOUR STERNBERG BARRETT A. TOAN HOWARD L. WALTMAN

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name below. _________________________________________________________________
(2) Approval and ratification of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 275,000,000 shares to 650,000,000 shares.

For Against Abstain ☐ ☐ ☐
(3) Approval and ratification of the Amendment to the Express Scripts, Inc. 2000 Long Term Incentive Plan, as amended.	For Against Abstain ☐ ☐ ☐
(4) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2006.	For Against Abstain ☐ ☐ ☐

This Proxy will be voted “FOR” items 1 through 4 if no instruction to the contrary is indicated. If any other business is properly presented at the meeting, the Proxy will be voted in accordance with the recommendation of management.

(YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY)

PRELIMINARY COPY

EXPRESS SCRIPTS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 24, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George Paz and David Lowenberg, or either one of them, as attorneys-in-fact, agents and proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of the undersigned in Express Scripts, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held on May 24, 2006 at 9:30 A.M., at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, or at any adjournment or postponement thereof, upon the matters described in the Notice of such meeting and accompanying Proxy Statement, receipt of which is acknowledged, and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given. Please sign exactly as the name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officers. If a partnership, please sign in partnership name by authorized persons.

Dated: _____________________________  _______________________________
(Signature)

_______________________________
(Signature if held jointly)

EXPRESS SCRIPTS, INC.
2000 LONG-TERM INCENTIVE PLAN

Adopted August 9, 2000
Amended February 6, 2001
Approved by Stockholders May 23, 2001
Amended December 19, 2001 (See Attachment A)

1.    Purpose.  The purpose of this 2000 Long-Term Incentive Plan (the “Plan”) is to motivate key personnel to produce a superior return to the stockholders of the Company and its Affiliates by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

2.    Definitions.  The capitalized terms used in this Plan have the meanings set forth below.

(a)    “Affiliate” means any corporation that is a Subsidiary of the Company and, for purposes other than the grant of Incentive Stock Options, any limited liability company, partnership, corporation, joint venture, or any other entity in which the Company or any such Subsidiary owns an equity interest.

(b)    “Agreement” means a written contract entered into between the Company or an Affiliate and a Participant or, in the discretion of the Committee, a written certificate issued by the Company or an Affiliate to a Participant, in either case, containing or incorporating the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be made unilaterally by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

(c)    “Associate” means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, “Associate” shall also include any Non-Employee Director serving on the Company’s Board of Directors. References in this Plan to “employment” and related terms (except for references to “employee” in this definition of “Associate” or in Section 7(a)(i)) shall include the providing of services as a Non-Employee Director.

(d)    “Award” means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award, whether singly, in combination or in tandem.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Cause” shall mean the willful failure by a Participant to perform his duties with the Company, a Parent or a Subsidiary or the willful engaging in conduct which is injurious to the Company, a Parent or any Subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion.

(g)    “Change in Control” shall mean any of the following:

(i)    Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board;

(ii)    More than 25% of the (x) combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”) or (y) the then outstanding Shares of Stock (“Outstanding Company Common Stock”) is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(f)(ii);

(A)    any acquisition or beneficial ownership by the Company or a Subsidiary, or

(B)    any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one of more of its Subsidiaries.

(iii)    Consummation of a reorganization, merger, share exchange or consolidation (a “Business Combination”), unless in each case following such Business Combination,

(A)    all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company through one or more subsidiaries);

(B)    no individual, entity or group (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 25% of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors or other governing body of the entity resulting from such Business Combination, except to the extent that such individual, entity or group owned more than 25% of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination; and

(C)    at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, approving such Business Combination.

(iv)    The Company shall sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions).

(v)    The stockholders of the Company shall approve a plan liquidate or dissolve the Company and the Company shall commence such liquidation or dissolution.

(h)    “Change in Control Date” shall mean, in the case of a Change in Control defined in clauses (i) through (iv) of the definition thereof, the date on which the event occurs, and in the case of a Change in Control defined in clause (v) of the definition thereof, the date on which the Company shall commence such liquidation or dissolution.

(i)    “Change in Control Price” shall mean the value, expressed in dollars, as of the date of receipt of the per share consideration received by the Company’s stockholders whose stock is acquired in a transaction constituting a Change in Control.

(j)    “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

(k)    “Committee” means the committee of directors appointed by the Board to administer this Plan. In the absence of a specific appointment, “Committee” shall mean the Compensation Committee of the Board.

(l)    “Company” means Express Scripts, Inc., a Delaware corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

(m)    “Comparable Employment” shall mean employment with the Company or any successor to the Company’s business following a Change in Control pursuant to which:

(i)    the responsibilities and duties of the Participant are substantially the same as before the Change in Control (such changes as are a necessary consequence of the fact that the securities of the Company are no longer publicly traded if the Company’s securities cease to be publicly traded as a consequence of the Change in Control shall not be considered a change in responsibilities or duties), and the other terms and conditions of employment following the Change in Control do not impose on the Participant obligations materially more burdensome than those to which the Participant was subject prior to the Change in Control;

(ii)    the aggregate compensation (including salary, bonus and other benefit plans, including option plans) of such Participant is substantially economically equivalent to or greater than such Participant’s aggregate compensation immediately prior to the Change in Control Date. In making such determination (A) there shall be taken into account all contingent or unvested compensation, under performance-based compensation plans or otherwise, with appropriate adjustment for rights of forfeiture, vesting rules and other contingencies to payment, and (B) any compensation payable by reason of the Change in Control shall be disregarded; and

(iii)    the Participant remains employed in the metropolitan area in which he was employed immediately preceding the Change in Control.

(n)    “Disability” means that the Participant has suffered physical or mental incapacity of such nature as to prevent him from engaging in or performing the principal duties of his customary employment or occupation on a continuing or sustained basis, provided that, if a Participant has entered into an employment agreement with the Company, the Committee, in its sole discretion, may determine to substitute the definition set forth in such agreement. All determinations as to the date and extent of disability of any Participant shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended; “Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor regulation.

(p)    “Fair Market Value” as of any date means, unless otherwise expressly provided in this Plan:

(i)    (A) the closing sales price of a Share on the composite tape for New York Stock Exchange (“NYSE”) listed shares, or if Shares are not quoted on the composite tape for NYSE listed shares, on the Nasdaq National Market or any similar system then in use or, (B) if clause (i)(A) is not applicable, the mean between the closing “bid” and the closing “asked” quotation of a Share on the Nasdaq National Market or any similar system then in use, or (C) if the Shares are not quoted on the NYSE composite tape or the Nasdaq National Market or any similar system then in use, the closing sale price of a Share on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the specified date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

(ii)    if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the “date immediately preceding that date” shall be deemed to be references to “that date.” In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

(q)    “Fundamental Change” means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

(r)    “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

(s)    “Incumbent Board” means the group of directors consisting of (i) those individuals who, as of the effective date of the Plan, constituted the Board; and (ii) any individuals who become directors subsequent to such effective date whose appointment, election or nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then comprising the Incumbent Board. The Incumbent Board shall exclude any individual whose initial assumption of office occurred (i) as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (other than a solicitation of proxies by the Incumbent Board) or (ii) with the approval of the Incumbent Board but by reason of any agreement intended to avoid or settle a proxy contest.

(t)    "Non-Employee Director" means a director of the Company who is not an employee of the Company, a Parent or a Subsidiary.

(u)    “Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

(v)    “Other Stock-Based Award” means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

(w)    “Option” means a right to purchase Stock (or, if the Committee so provides in an applicable Agreement, Restricted Stock), including both Non-Qualified Stock Options and Incentive Stock Options.

(x)    “Parent” means a “parent corporation,” as that term is defined in Section 424(e) of the Code, or any successor provision.

(y)    “Participant” means an Associate to whom an Award is made.

(z)    “Performance Period” means the period of time as specified in an Agreement over which Performance Shares are to be earned.

(aa)    “Performance Shares” means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one or more Shares or a fractional Share or a Unit expressed in terms of one or more Shares or a fractional Share, as specified in the applicable Agreement, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

(bb)    “Plan” means this 2000 Long-Term Incentive Plan, as amended and in effect from time to time.

(cc)    “Related Entity” shall mean a Parent, a Subsidiary, or any employee benefit plan (including a trust forming a part of such plan) maintained by the Company, a Parent or a Subsidiary.

(dd)    “Restricted Stock” means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

(ee)    “Retirement” shall mean, except as otherwise provided in an Agreement, termination of employment after either (i) attainment of age 65, or (ii) the normal retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

(ff)    “Senior Executive” means any Associate who is an employee of the Company and whose base salary is determined by reference to Salary Grades M3 through and including M5 (as such salary grades are in effect on the effective date of this Plan), or, if the Company modifies its salary grades after such effective date, in the most nearly comparable salary grades for senior executives of the Company under such modified system as determined by the Committee in its sole discretion.

(gg)    “Share” means a share of Stock.

(hh)    “Stock” means the Company’s common stock, $0.01 par value per share (as such par value may be adjusted from time to time) or any securities issued in respect thereof by the Company or any successor to the Company as a result of an event described in Section 12(f).

(ii)    “Stock Appreciation Right” means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

(jj)    “Subsidiary” means a “subsidiary corporation,” as that term is defined in Section 424(f) of the Code, or any successor provision.

(kk)    “Successor” with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 12(h) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant’s death.

(ll)    “Term” means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

(mm)    “Unit” means a bookkeeping entry that may be used by the Company to record and account for the grant of Stock, Stock Appreciation Rights and Performance Shares expressed in terms of Units of Stock until such time as the Award is paid, canceled, forfeited or terminated.

(nn)    “Vice President” means any Associate who is an employee of the Company and whose base salary is determined by reference to Salary Grades M1 through and including M2 (as such salary grades are in effect on the effective date of this Plan), or, if the Company modifies its salary grades after such effective date, in the most nearly comparable salary grades for vice presidents of the Company under such modified system as determined by the Committee in its sole discretion.

Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3.    Administration.

(a)    Authority of Committee.  The Committee shall administer this Plan or delegate its authority to do so as provided in Section 3(b) hereof. The Committee shall have exclusive power (acting alone or, to the extent the Committee deems appropriate for purposes of Exchange Act Rule 16b-3, in conjunction with the full Board), subject to the limitations contained in this Plan, to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee, subject to the limitations contained in this Plan, may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreement entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. All determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive, including, without limitation, as to any adjustments pursuant to Section 12(f). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee. Notwithstanding the foregoing, in administering this Plan with respect to Awards for Non-Employee Directors, the Board shall exercise the powers of the Committee.

(b)    Delegation of Authority.  The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of determining Awards of Options solely to Associates who are employees who are not Vice Presidents or Senior Executives and who are not then subject to the reporting requirements of Section 16 of the Exchange Act. In delegating such authority the Committee shall specify the maximum number of shares that may be awarded to any single employee. The authority so delegated to the Chief Executive Officer may not be subdelegated.

4.    Shares Available; Maximum Payouts.

(a)    Shares Available.  The number of Shares initially available for distribution under this Plan shall be 1,350,000 Shares. Such number of Shares shall increase annually, effective as of each January 1, commencing January 1, 2002 and ending on January 1, 2004, by 700,000 Shares. Such number of Shares shall also be increased by the number of Shares made available as a result of forfeitures under the Express Scripts, Inc. Amended and Restated 1992 and 1994 Stock Option Plans and the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan for Outside Directors (the “1992 and 1994 Plans”) (all of which Shares shall be subject to adjustment under Section 12(f) hereof). On and after the effective date of this Plan, no further awards may be made under the 1992 and 1994 Plans. Shares issued under this Plan may be authorized and unissued shares or issued shares held as treasury shares.

(b)    Shares Again Available.  Any Shares subject to an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this Plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

(c)    Unexercised Awards.  Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

(d)    No Fractional Shares.  No fractional Shares may be issued under this Plan; fractional Shares will be rounded down to the nearest whole Share.

5.    Eligibility.   Awards may be granted under this Plan to any Associate at the discretion of the Committee.

6.    General Terms of Awards.

(a)    Awards.  Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock or Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

(b)    Amount of Awards.  Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

(c)    Term.  Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but, unless otherwise specifically provided in this Plan, need not, include, without limitation, acceleration resulting from the occurrence of the Participant’s death or Disability. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

(d)    Agreements.  Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, that shall apply to such Award, in addition to the terms and conditions specified in this Plan.

(e)    Transferability.  Except as otherwise permitted by the Committee, during the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant’s legal representative) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. Except as otherwise permitted by the Committee, no Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so (including pursuant to a decree of divorce or any judicial declaration of property division) shall be of no effect. Notwithstanding the immediately preceding sentence, an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant’s death.

(f)    Termination of Employment Generally.  Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement (which may, without limitation, in the sole discretion of the Committee, provide for an extension of the exercisability of Options and Stock Appreciation Rights beyond the periods set forth in paragraphs (i)(A) through (E) below, subject in all events to paragraph (i)(F) below), in the case of a Participant’s termination of employment, the following provisions shall apply:

(i)    Options and Stock Appreciation Rights.

(A)    Death.  If a Participant’s employment terminates because of his or her death, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and may be exercised by the Participant’s Successor at any time, or from time to time, within one year after the date of the Participant’s death.

(B)    Disability.  If a Participant’s employment terminates because of Disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and the Participant or the Participant’s Successor may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant’s Disability.

(C)    Retirement.  Upon a Participant’s Retirement, any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and the Participant may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant’s retirement.

(D)    Termination for Cause.  Upon termination of a Participant’s employment by the Company for Cause, all Awards, to the extent not previously exercised, shall immediately terminate.

Sections 6(f)(1)(E and F) for Options or Stock Appreciation Rights granted before December 19, 2001(see Attachment A):
(E)    Reasons other than Termination for Cause, Death, Retirement or Disability.  Except as provided in Sections 6(g) or (h), if a Participant’s employment terminates for any reason other than death, Disability, Retirement or by the Company for Cause, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for one month after termination of the Participant’s employment, but only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant’s termination of employment.

(F)    Expiration of Term.  Notwithstanding any provision of this Plan to the contrary, in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in the foregoing paragraphs (A)-(E), except as otherwise provided by the Company in the applicable Agreement, shall terminate as of the end of the periods described in such paragraphs.

Sections 6(f)(1)(E and F) for Options or Stock Appreciation Rights on or after December 19, 2001(see Attachment A):

(E)    Reasons other than Termination for Cause, Death, Retirement or Disability.  If a Participant’s employment terminates for any reason other than death, Disability, Retirement or by the Company for Cause, then any Non-Qualified Stock Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for one year after termination of the Participant’s employment (and any Incentive Stock Option that has not expired or been terminated shall remain exercisable for three months after termination of the Participant’s employment), but only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant’s termination of employment.

(F)    Expiration of Term.  Any portion of an Option or Stock Appreciation Right that remains unexercisable upon termination of employment (after taking into account the foregoing paragraphs (A)-(E)) shall terminate immediately upon such termination of employment. Any portion of an Option or Stock Appreciation Right that is, or becomes, exercisable upon termination of employment which is not exercised within the applicable period set forth in the foregoing paragraphs (A)-(E), except as otherwise provided by the Company in the applicable Agreement, shall terminate as of the end of the applicable period described in such paragraphs. Notwithstanding the foregoing, or any other provision of this Plan to the contrary, in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

(ii)    Performance Shares.  If a Participant’s employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement or otherwise, the Participant, unless the Committee shall otherwise provide in the applicable Agreement, shall be entitled to receive a number of Performance Shares (or payment therefor) at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(ii) or in the applicable Agreement, if a Participant’s employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

(iii)    Restricted Stock.  Unless otherwise provided in the applicable Agreement, in case of a Participant’s death, Disability or Retirement, the Participant shall be entitled to receive a number of shares of Restricted Stock under outstanding Awards that has been pro-rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Any shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant’s termination of employment for any other reason and such shares of Restricted Stock shall be forfeited to the Company.

(g)    Acceleration of Vesting Upon Change in Control After Which No Public Market for Company or Exchange Stock Exists.

(i)    Acceleration of Vesting; Lapse of Restrictions.  Except as may be otherwise specified in the terms of any Award, upon the occurrence of a Change in Control after which there will be no generally recognized U.S. public market for the Company’s Common Stock or any common stock for which the Company’s Common Stock is exchanged,

(A)    any Option or Stock Appreciation Right that has not expired or been terminated shall, to the extent not yet exercisable, become exercisable in full; and

(B)    the lapse of restrictions on, or the forfeiture of, any Award of Restricted Stock, Performance Shares, or Other Stock-Based Award shall be determined in accordance with Section 6(h)(ii); subject, however, to the provisions of Section 6(g)(ii) and (iii).

(ii)    Company Repurchase.  Upon the occurrence of a Change in Control Transaction described in clause (g)(i) above, on the Change in Control Date the Company will repurchase, and each Participant shall sell to the Company, any Option, Stock Appreciation Right, Restricted Stock, Performance Shares, or Other Stock-Based Award then held by such Participant as follows:

(A)    Any Option or Stock Appreciation Right will be repurchased at a per share price equal to the excess (if any) of the Change in Control Price over the exercise price of the Option or the specified price of the Stock Appreciation Right, as the case may be;

(B)    Any Restricted Stock or Performance Shares will be repurchased at a per share price equal to the Change in Control Price; and

(C)    Any Other Stock-Based Award will be repurchased at a price determined by the Committee in its sole discretion to be consistent with the treatment of Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

(iii)    Purchase Price Escrow.  Any amount of the purchase price that may become payable to Participants with respect to Restricted Stock, Performance Shares or Other Stock-Based Awards as to which restrictions have not lapsed on the Change in Control Date shall be deposited on the Change in Control Date in escrow with one of the ten largest U.S. commercial banks (measured in terms of amount of assets), or if no such bank will consent to serve as escrow agent, then another U.S. commercial bank of recognized standing chosen by the Company. Such funds shall be invested in securities issued or fully guaranteed as to both principal and interest by the U.S. Government, or in debt obligations of U.S. corporations with a remaining term to maturity not exceeding one year and rated AA or better by Standard & Poors Corporation. Interest earned on such funds shall be allocated ratably among the Participants receiving payment of such funds or, if any amounts are forfeited by a Participant, to the Company, and shall be disbursed when such payments are made. Disbursements from the escrow shall be made as follows:

(A)    Disbursement on Lapse of Restrictions.  With the initial escrow deposit the Company shall deliver to the escrow agent a schedule for making disbursements to the Participants based on the dates when the remaining restrictions on Restricted Stock or Other Stock-Based Awards will lapse based solely on the lapse of time. Unless the escrow agent receives a notice described in the following clauses (B) or (C) the escrow agent will disburse the funds in accordance with such schedule. With respect to Performance Shares, and where applicable with respect to Restricted Stock or Other Stock-Based Awards, the Company will from time to time deliver to the escrow agent a notice when the restrictions on any such Awards shall lapse (if sooner than the dates stated in the initial schedule), and the escrow agent shall disburse funds in accordance with such notice.

(B)    Forfeiture.  If a Participant forfeits his rights to any payments from the escrow, the Company shall give written notice thereof contemporaneously to the escrow agent and the Participant by certified or registered mail (in the case of the Participant, to the last known address of the Participant on the records of the Company), stating the reason for such forfeiture and the amount thereof. The escrow agent shall disburse the amount stated in such notice to the Company sixty (60) days after receipt thereof unless prior to such time the escrow agent receives written notice from the Participant that the Participant has commenced litigation against the Company with respect to the validity of such forfeiture. If such a notice is received, the escrow agent shall disburse such funds only upon order of a court of competent jurisdiction or upon written instructions signed by both the Company and the Participant.

(C)    Acceleration of Payments.  If a Participant or his successor in interest becomes entitled to a payment from the escrow prior to the time stated in the schedule, the Participant or such successor shall give written notice thereof contemporaneously to the escrow agent and the Company by certified or registered mail, stating the reason for such accelerated payment and the amount thereof. The escrow agent shall disburse the amount stated in such notice to the Optionee or such successor sixty (60) days after receipt thereof unless prior to such time the escrow agent receives written notice from the Company that the Company has commenced litigation against the Participant or such successor challenging the right to such acceleration of payment. If such a notice is received, the escrow agent shall disburse such funds only upon order of a court of competent jurisdiction or upon written instructions signed by both the Company and the Participant.

(h)    Acceleration of Vesting Upon Other Change in Control Transactions.  Except as may be otherwise specified in the terms of any Award, upon the occurrence of a Change in Control after which there remains a generally recognized U.S. public market for the Company’s Common Stock or for any common stock for which the Company’s Common Stock is exchanged, outstanding Awards shall be treated as follows:

(i)    Stock Options and Stock Appreciation Rights.  Any Option or Stock Appreciation Right that has not expired or been terminated shall, to the extent not yet exercisable, become exercisable in full and shall remain exercisable for the remainder of the Term (except as otherwise provided in Section 6(g)(iii)).

(ii)    Restricted Stock, Performance Shares and Other Stock-Based Awards.

(A)    Comparable Employment Not Offered.  If a Participant who is a Vice President or Senior Executive is not offered Comparable Employment with the Company or any successor to the Company’s business on or before the Change in Control Date, then any restrictions still applicable to any Award of Restricted Shares, Performance Shares, or Other Stock-Based Award shall lapse; provided, however, that in the case of Performance Shares the Participant shall be entitled to receive a number of Performance Shares (or payment therefor) on the Change in Control Date based upon the extent to which achievement of performance targets was satisfied as of such date, as determined by the Committee in its sole discretion.

(B)    Comparable Employment Offered and Accepted. If a Participant who is a Vice President or Senior Executive is offered and accepts Comparable Employment with the Company or any successor to the Company’s business on or before the Change in Control Date, then to the extent that restrictions remain in effect with respect to each Award of Restricted Shares, Performance Shares, or Other Stock-Based Award held by a Senior Executive or a Vice President, such restrictions shall lapse with respect to one-half of such shares. If an Award provides for lapse of restrictions in two or more increments, then the portion of such Award that will vest on an accelerated basis due to the Change in Control will be one-half of each such vesting increment.

(C)    Comparable Employment Not Accepted.  If a Participant (other than a Non-Employee Director) is offered Comparable Employment with the Company or any successor to the Company’s business on or before the Change in Control Date and declines such employment, then the provisions of subsection 6(f) shall apply to any Restricted Stock, Performance Shares or Other Stock-Based Awards held by the Participant at the Change in Control Date.

(D)    Termination of Employment After Change in Control Date.  If the employment of any Participant on the Change in Control Date is involuntarily terminated without Cause after the Change in Control Date, or is voluntarily terminated after the Change in Control Date by a Participant who is a Senior Executive or a Vice President due to a change in employment conditions that results in such Participant not continuing to have Comparable Employment relative to such Participant’s employment immediately preceding the Change in Control Date, then, notwithstanding the provisions of this subsection (h), any restrictions still applicable to any Award of Restricted Shares, Performance Shares, or Other Stock-Based Award held by such Participant that was granted prior to the Change in Control Date shall lapse; provided, however, that in the case of Performance Shares the Participant shall be entitled to receive a number of Performance Shares (or payment therefor) based upon the extent to which achievement of performance targets was satisfied as of the date of termination of employment, as determined by the Committee in its sole discretion. If no public market for the Company’s Common Stock (or any stock for which the Company’s Common Stock has been exchanged) exists at the time of termination of employment, then the Company shall repurchase, and the Participant shall sell, all or a ratable portion (as the case may be) of any such Restricted Stock, Performance Shares, or Other Stock-Based Award held by such Participant at the price provided for in the preceding subsection 6(g)(ii). This subsection 6(h)(ii)(D) shall not apply to Awards made after the Change in Control Date unless otherwise provided in such Award.

(iii)    Non-Employee Directors.  Any restrictions still applicable to any Award of Restricted Shares, Performance Shares, or Other Stock-Based Award held by a Non-Employee Director shall lapse.

(i)    Rights as Stockholder.  A Participant shall have no right as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

(j)    Maximum Annual Awards Per Participant.  No Participant may receive any combination of Awards relating to more than 250,000 Shares in the aggregate in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

7.    Stock Options.

(a)    Terms of All Options.

(i)    Grants.  Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Associates who are not employees of the Company or an Affiliate.

(ii)    Purchase Price.  The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law and in accordance with rules adopted by the Committee, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through delivery or tender to the Company of Shares held, either actually or by attestation, by such Participant for at least six months (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or, if the Committee so permits, a combination thereof, unless otherwise provided in the Agreement; provided that, no Shares may be tendered in exercise of an Incentive Stock Option if such shares were acquired by the Optionee through the exercise of an Incentive Stock Option unless (i) such shares have been held by the Optionee for at least one year and (ii) at least two years have elapsed since such Incentive Stock Option was granted. Further, the Committee, in its discretion, may approve other methods or forms of payment of the purchase price, and establish rules and procedures therefor.

(iii)    No Repricing of Options Without Shareholder Approval.  Options, once issued, may not be repriced without first obtaining the approval of the shareholders of the Company.

(iv)    Exercisability.  Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

(b)    Incentive Stock Options.  In addition to the other terms and conditions applicable to all Options:

(i)    the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock options plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit such Option or Options shall be treated as Non-Qualified Stock Options;

(ii)    an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

(iii)    the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

(iv)    notwithstanding any other provision of this Plan if, at the time an Incentive Stock Option is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, (A) the option price for such Incentive Stock Option shall be at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option shall not be exercisable after the date five years from the date such Incentive Stock Option is granted.

(c)    Option Grant for Non-Employee Directors.  The Board (which may delegate the determination to a Committee of the Board) may from time to time determine that each individual who is elected or appointed to the office of director as a Non-Employee Director receive an Award as compensation, in whole or in part, for such individual’s services as a director. In determining the level of Awards for Non-Employee Directors, the Board may consider such factors as compensation practices of comparable companies with respect to directors, consultants’ recommendations, and such other information as the Board may deem appropriate. In the absence of action by the Board each individual who is first elected or appointed to the office of director as a Non-Employee Director after adoption of this Plan shall receive (i) an Option to acquire three thousand (3,000) Shares on the date of the first meeting of the Board after such director’s election or appointment, and a like grant on each anniversary of such date, and (ii) an Option to acquire four thousand (4,000) Shares on the date of the first meeting of the Board after such director’s election or appointment, and a like grant each third year thereafter. These Options shall have the following terms and conditions:

(i)    Price.  The purchase price for the Shares subject to such Option shall be one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted.

(ii)    Term.  The term of such Option shall be seven (7) years from the date that it is granted.

(iii)    Vesting.  Subject to the provisions of subsections 6(g), 6(h) and the following clause (iv), such Option shall become exercisable in installments on a cumulative basis at a rate of one-third (1/3) each year, beginning on the first anniversary of the date of grant and on each successive anniversary thereafter, until the date such Option expires or is terminated.

(iv)    Termination of Service as Non-Employee Director.  Except as provided in Sections 6(g), 6(h) or this subsection (iv), all outstanding Options held by a Non-Employee Director terminate immediately if such individual ceases to be a Non-Employee Director for any reason other than death or Disability, provided that, if the Optionee has attained age sixty-five (65) at the time of such cessation, the portion of his outstanding Options that have not become exercisable as of such date shall terminate immediately, and the remaining portion, if any, shall remain exercisable for a period of three months following such cessation, and shall thereafter terminate. If an Optionee ceases to be a Non-Employee Director due to his death or Disability, all outstanding Options held by such Optionee shall immediately become fully exercisable to the extent not so exercisable, shall remain exercisable for a period of three months following such cessation, and shall thereafter terminate. Notwithstanding the foregoing, no provision in this subsection (iv) shall extend the exercise period of an Option beyond its original term.

The Board, in its discretion, may make other Awards from time to time to Non-Employee Directors, upon such terms and conditions, consistent with the provisions of this Plan, as the Board may determine.

8.    Stock Appreciation Rights.  An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right (referred to in Section 12(f) as the “purchase price”). A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the applicable Agreement. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock (as determined by the Committee if not otherwise specified in the Award) as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right.

9.    Performance Shares.

(a)    Initial Award.  An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee. Such performance targets shall be determined by the Committee in its sole discretion and shall consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total or net operating asset turnover, operating income, total stockholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, successful transition of the Company’s clients to new claim adjudication platforms, achievement of post-merger integration, marketing, operating or workplan goals, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant’s Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award.

(b)    Acceleration and Adjustment.  The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

(c)    Valuation.  To the extent that payment of a Performance Share is made in cash, a Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

10.    Restricted Stock.  Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the restrictions on the Restricted Stock Award lapse, subject to forfeiture, as provided in the applicable Agreement. Any employment conditions, performance conditions, restrictions on transferability and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine, which may, but need not, include without limitation the Participant’s death or Disability. The Committee, in the applicable Agreement, may, in its sole discretion, award all or any of the rights of a stockholder with respect to the Shares of Restricted Stock during the period that they remain subject to restrictions, including, without limitation, the right to vote the Shares and receive dividends. Any performance conditions to the lapse of restrictions on restricted stock shall be determined by the Committee in its sole discretion and shall be based on performance targets that consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total or net operating asset turnover, operating income, total stockholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, sales growth, successful transition of the Company’s clients to new claim adjudication platforms, or achievement of post-merger integration, marketing, operating or workplan goals, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance.

11.    Other Stock-Based Awards.  The Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as “Other Stock-Based Awards”), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock, Stock Units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

12.    General Provisions.

(a)    Effective Date of this Plan.  This Plan shall become effective as of August 9, 2000, provided that this Plan is approved and ratified by the holders of the Company’s common stock in accordance with the Company’s Certificate of Incorporation at a meeting of the stockholders of the Company held no later than August 8, 2001. If this Plan is not so approved, any Award granted under this Plan subject to such approval shall be cancelled and be null and void.

(b)    Duration of this Plan; Date of Grant.  This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to Associates or to persons who are about to become Associates, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to a non-Associate who is about to become an Associate, such specified contingencies shall include, without limitation, that such person becomes an Associate.

(c)    Right to Terminate Employment.  Nothing in this Plan or in any Agreement shall confer upon any Participant who is an employee of the Company the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

(d)    Tax Withholding.  The Company shall withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant’s social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person’s full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the numbers of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

(e)    Amendment, Modification and Termination of this Plan.  Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law and subject to the requirements of Section 2(b), in which event, as provided in Section 2(b), the term “Agreement” shall mean the Agreement as so amended. Amendments are subject to approval of the stockholders of the Company only as required by applicable law or regulation, or if the amendment increases the total number of shares available under this Plan. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant’s legal representative) or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

(f)    Adjustment for Changes in Capitalization.  Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option purchase price as to any outstanding Options, in the purchase price as to any outstanding Stock Appreciation Rights, and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares, and comparable adjustments, if applicable, to any outstanding Other Stock-Based Award, shall be made by the Committee to give effect to adjustments made in the number or type of Shares through a Fundamental Change, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock combination, rights offering, spin-off or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share, for which purpose one-half share shall be rounded down to the nearest whole Share.

(g)    Other Benefit and Compensation Programs.  Payments and other benefits received by a participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(h)    Beneficiary Upon Participant’s Death.  To the extent that the transfer of a participant’s Award at death is permitted by this Plan or under an Agreement, (i) a Participant’s Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant’s legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

(i)    Unfunded Plan.  This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(j)    Limits of Liability.

(i)    Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

(ii)    Except as may be required by law, neither the Company nor any member or former member of the Board or the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

(iii)    To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(k)    Compliance with Applicable Legal Requirements.  The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company’s Shares may, at the time, be listed.

(l)    Deferrals and Settlements.  The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

13.    Substitute Awards.  Awards may be granted under this Plan from time to time in substitution for Awards held by employees of other corporations who are about to become Associates, or whose employer is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or a Subsidiary of the Company with another corporation, the acquisition by the Company or a Subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a Subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted, but with respect to Awards which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute option as an Incentive Stock Option.

14.    Governing Law.  To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Delaware, without giving effect to principles of conflicts of laws, and construed accordingly.

15.    Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.    Prior Plans.  Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company’s stockholders as provided by Section 12(a) hereof, the Company’s 1992 and 1994 Plans, as the same may have been amended from time to time, shall remain in effect, but grants of stock options pursuant to the 1992 and 1994 Plans shall not be made after the effective date of this Plan. All grants and awards heretofore made under the 1992 and 1994 Plans shall be governed by the terms of the 1992 and 1994 Plans, respectively.

Attachment A

SECOND AMENDMENT TO
EXPRESS SCRIPTS, INC. 2000 LONG-TERM INCENTIVE PLAN

RECITALS

A.    Express Scripts, Inc. (the “Company”) currently has a 2000 Long-Term Incentive Plan, which was adopted August 9, 2000, amended February 6, 2001, and approved by stockholders on May 23, 2001 (the “2000 Plan”).

B.    On December 19, 2001 (the “Board Approval Date”), the Board of Directors of the Company approved this Second Amendment to the 2000 Plan as set forth herein.

AMENDMENT

1.    Amendment to Subsection 6(f)(i)(E), Reasons other than Termination for Cause, Death, Retirement or Disability. With respect to Options and Stock Appreciation Rights granted on or after the Board Approval Date, Subsection 6(f)(i)(E) of the 2000 Plan is hereby amended as follows:

(E)    Reasons other than Termination for Cause, Death, Retirement or Disability.  If a Participant’s employment terminates for any reason other than death, Disability, Retirement or by the Company for Cause, then any Non-Qualified Stock Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for one year after termination of the Participant’s employment (and any Incentive Stock Option that has not expired or been terminated shall remain exercisable for three months after termination of the Participant’s employment), but only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant’s termination of employment.

2.    Amendment to Subsection 6(f)(i)(F), Expiration of Term. With respect to Options and Stock Appreciation Rights granted on or after the Board Approval Date, Subsection 6(f)(i)(F) of the 2000 Plan is hereby amended as follows:

(F)    Expiration of Term. Any portion of an Option or Stock Appreciation Right that remains unexercisable upon termination of employment (after taking into account the foregoing paragraphs (A)-(E)) shall terminate immediately upon such termination of employment. Any portion of an Option or Stock Appreciation Right that is, or becomes, exercisable upon termination of employment which is not exercised within the applicable period set forth in the foregoing paragraphs (A)-(E), except as otherwise provided by the Company in the applicable Agreement, shall terminate as of the end of the applicable period described in such paragraphs. Notwithstanding the foregoing, or any other provision of this Plan to the contrary, in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

3.    Options and Stock Appreciation Rights Granted Prior to Board Approval Date. This Second Amendment shall not apply to Options and Stock Appreciation Rights granted under the 2000 Plan before the Board Approval Date, and such Options and Stock Appreciation Rights granted under the 2000 Plan before the Board Approval Date shall continue to be subject to the provisions of Subsections 6(f)(i)(E) and 6(f)(i)(F) as in effect immediately prior to the Board Approval Date.

4.    Effective Date of the Second Amendment. The effective date of this Second Amendment shall be the Board Approval Date. Except as otherwise provided in this Second Amendment, the terms and conditions of the 2000 Plan shall remain in full force and effect.